                                                As Filed Pursuant to Rule 497(c)
                                                File Nos. 33-81470 and 811-2624

--------------------------------------------------------------------------------

                            VISTA CAPITAL ADVANTAGE
                           FLEXIBLE PAYMENT DEFERRED
                               ANNUITY CONTRACTS:
--------------------------------------------------------------------------------

                                   ISSUED BY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                        FS VARIABLE ANNUITY ACCOUNT TWO

                               CORPORATE OFFICE:
                          733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017

  CORRESPONDENCE ACCOMPANIED                    ALL OTHER CORRESPONDENCE,
  BY PAYMENTS:                                  ANNUITY SERVICE CENTER:
    P.O. BOX 100357                             P.O. BOX 54299
    PASADENA, CALIFORNIA 91189-0357             LOS ANGELES, CALIFORNIA 90054-0299
                                                TELEPHONE NUMBER: (800) 90-VISTA

     The Contracts offered by this prospectus provide for accumulation of Contract Values and payment of annuity benefits on a fixed and/or variable basis. The Contracts are available for both Qualified and Nonqualified Plans (See "Taxes," page 33).

     Purchase Payments under the Contracts may be allocated among the Portfolios of the Separate Account, and/or to one or more of the Fixed Account options funded through the Company's General Account. Each of the six Portfolios of the Separate Account described in this prospectus is invested solely in the shares of one of the following currently available Underlying Funds of Mutual Fund Variable Annuity Trust:
     - International Equity                    - Asset Allocation
     - Capital Growth                          - U.S. Treasury Income
     - Growth and Income                       - Money Market

Additional Underlying Funds may be made available in the future.

     The Fixed Account options pay fixed rates of interest declared by the Company for specified Guarantee Periods from the dates amounts are allocated to the Fixed Account. As of the date of this prospectus, one, three, five, seven and ten year options were available. Please contact the Company or the financial representative from whom this prospectus was obtained for information as to currently available guarantee options. Such declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the course of the Guarantee Period. However, withdrawals, transfers or annuitizations from the three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s) will generally result in the imposition of a Market Value Adjustment (See page 17).

     This prospectus concisely sets forth the information a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE. Participants bear the complete investment risk for all Purchase Payments allocated to the Separate Account. With respect to allocations to the Fixed Account, Participants also bear the risk that amounts prematurely withdrawn, transferred or annuitized from, the General Account prior to the end of their respective Guarantee Periods could result in the Participant receiving less than Purchase Payments so allocated.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE AVAILABLE ONLY IN THE STATE OF NEW YORK.

     This Prospectus is dated December 1, 1995.

ADDITIONAL INFORMATION:

     The Company has filed registration statements (the "Registration Statements") with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statements and does not contain all of the information set forth in the Registration Statements and exhibits thereto, and reference is hereby made to the Registration Statements and exhibits for further information relating to the Company, the Separate Account, and the Contracts. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Commission. Such reports and other information filed by the Company can be inspected and copied, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the Commission.

     A Statement of Additional Information about the variable portion of the Contracts has been filed with the Commission, as part of the Registration Statements, and is available without charge upon written or oral request to the Company at its Annuity Service Center at the address and telephone number given on the prior page. The Table of Contents of the Statement of Additional Information, dated December 1, 1995, appears on page 49 of this prospectus.

                               TABLE OF CONTENTS

ITEM                                                                                   PAGE
                                                                                       ----
DEFINITIONS..........................................................................     4
SUMMARY..............................................................................     7
FEE TABLES...........................................................................    10
EXAMPLES.............................................................................    11
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES..........................    12
PERFORMANCE DATA.....................................................................    12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT.............    13
     Company.........................................................................    13
     Separate Account................................................................    13
     General Account.................................................................    14
SEPARATE ACCOUNT INVESTMENTS.........................................................    14
     Underlying Funds................................................................    14
     Voting Rights...................................................................    16
     Substitution of Securities......................................................    16
FIXED ACCOUNT OPTIONS................................................................    16
     Allocations.....................................................................    16
     Renewals........................................................................    17
     Market Value Adjustment.........................................................    17
CONTRACT CHARGES.....................................................................    18
     Mortality and Expense Risk Charge...............................................    19
     Administrative Charges..........................................................    19
       Contract Administration Charge................................................    19
       Transfer Fee..................................................................    19
     Sales Charges...................................................................    19
       Withdrawal Charge.............................................................    19
       Distribution Expense Charge...................................................    21
     Deduction for Separate Account Income Taxes.....................................    21
     Other Expenses..................................................................    21
     Reduction of Charges for Sales to Certain Groups................................    21
DESCRIPTION OF THE CONTRACTS.........................................................    21
     Summary.........................................................................    21
     Participant.....................................................................    22
     Annuitant.......................................................................    22
     Modification of the Contract....................................................    22
     Assignment......................................................................    22
     Death Benefit...................................................................    22
     Beneficiary.....................................................................    23
PURCHASES, WITHDRAWALS AND CONTRACT VALUE............................................    23
     Minimum Purchase Payment........................................................    23
       Automatic Payment Plan........................................................    23
       Automatic Dollar Cost Averaging Program.......................................    23
       Asset Allocation Rebalancing Program..........................................    24
       Principal Advantage Program...................................................    24
     Participant's Account...........................................................    25
     Allocation of Purchase Payments.................................................    25
     Transfer During Accumulation Period.............................................    25
     Separate Account Accumulation Unit Value........................................    26
     Fixed Account Accumulation Value................................................    26
     Distribution of Contracts.......................................................    27
     Withdrawals (Redemptions).......................................................    27
       Systematic Withdrawal Program.................................................    28
       ERISA Plans...................................................................    28
       Deferment of Fixed Account Withdrawal Payments................................    28
     Minimum Contract Value..........................................................    28
ANNUITY PERIOD.......................................................................    29
     Annuity Date....................................................................    29
       Deferment of Payments.........................................................    29
       Payments to Participants......................................................    29
     Allocation of Annuity Payments..................................................    29
     Annuity Options.................................................................    29

ITEM                                                                                   PAGE
                                                                                       ----

     Other Options...................................................................    31
     Transfer During Annuity Period..................................................    31
     Death Benefit During Annuity Period.............................................    31
     Annuity Payments................................................................    31
       Initial Monthly Annuity Payment...............................................    31
       Subsequent Monthly Payments...................................................    32
     Annuity Unit Value..............................................................    32
       Net Investment Factor.........................................................    32
ADMINISTRATION.......................................................................    33
TAXES................................................................................    33
     General.........................................................................    33
     Withholding Tax on Distributions................................................    34
     Diversification -- Separate Account Investments.................................    34
     Multiple Contracts..............................................................    35
     Tax Treatment of Assignments....................................................    35
     Qualified Plans.................................................................    35
     Tax Treatment of Withdrawals....................................................    37
       Qualified Plans...............................................................    37
       Nonqualified Plans............................................................    37
ADDITIONAL INFORMATION ABOUT THE COMPANY.............................................    38
     Selected Financial Information..................................................    38
     Management's Discussion and Analysis of Financial Condition and Results of
      Operations.....................................................................    39
     Properties......................................................................    46
     Directors and Executive Officers................................................    46
     Executive Compensation..........................................................    47
     Security Ownership of Certain Beneficial Owners and Management..................    47
STATE REGULATION.....................................................................    48
CUSTODIAN............................................................................    48
LEGAL PROCEEDINGS....................................................................    48
REGISTRATION STATEMENTS..............................................................    49
INDEPENDENT ACCOUNTANTS..............................................................    49
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT....................................    49
FINANCIAL STATEMENTS.................................................................    49
APPENDIX A -- WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT........   A-1

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PERIOD -- The period between the Certificate Date and the Annuity Date; the build-up phase under the Contract.

ACCUMULATION UNIT -- A unit of measurement which the Company uses to calculate Contract Value under the variable portion of the Contracts during the Accumulation Period.

ANNUITY SERVICE CENTER -- Its address and phone number are: P.O. Box 54299, Los Angeles, California 90054-0299; (800) 90-VISTA. Correspondence accompanying a payment should be directed to P.O. Box 100357, Pasadena, California 91189-0357. The Company will notify Contractholders and Participants of any change in address or telephone number.

ANNUITANT -- The natural person on whose life the annuity benefits under a Certificate are based.

ANNUITIZATION -- The process by which a Participant converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Participant or other payee(s) receive periodic annuity payments.

ANNUITY DATE -- The date on which annuity payments are to begin.

ANNUITY PERIOD -- The period starting on the Annuity Date.

ANNUITY UNIT -- A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) -- The person(s) designated to receive any benefits under a Contract upon the death of the Annuitant or the Participant.

CERTIFICATE -- A document that describes and evidences a Participant's rights under a group Contract.

CERTIFICATE DATE -- The date a Certificate is issued.

CODE -- The Internal Revenue Code of 1986, as amended.

COMPANY -- First SunAmerica Life Insurance Company, a New York company.

CONTRACT(S) -- The Flexible Payment Deferred Annuity Contracts offered by this prospectus.

CONTRACT VALUE -- The value under a Contract of a Participant's Account, equal to the sum of the values of the Participant's interest in the Fixed Account and the Separate Account.

CONTRACT YEAR -- A year starting from the Certificate Date in one calendar year and ending on the Certificate Date in the succeeding calendar year.

CONTRACTHOLDER -- The person or entity to whom a group Contract has been issued on behalf of Participants in a particular group.

CONTRIBUTION YEAR -- With respect to a given Purchase Payment, a year starting from the date of the Purchase Payment in one calendar year and ending on the day before the anniversary of such date in the succeeding calendar years. The Contribution Year in which a Purchase Payment is made is "Contribution Year 0"; subsequent Contribution Years are successively numbered beginning with Contribution Year 1.

CURRENT INTEREST RATE -- The interest rate as declared from time to time by the Company to be in effect for allocations to the Fixed Account for a specified Guarantee Period. It is equal to the sum of the subsequent Guarantee Rate and the excess interest rate, if any, declared by the Company for such allocation. The subsequent Guarantee Rate will not be less than 3% per annum.

DUE PROOF OF DEATH -- (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

FIXED ACCOUNT -- Contract Values allocated to the Company's General Account under one or more of the Fixed Account options under the Contract.

FIXED ANNUITY -- A series of payments that are fixed in amount and made during the Annuity Period to a payee under a Contract.

GENERAL ACCOUNT -- The Company's general investment account which contains all the assets of the Company, with the exception of the Separate Account and other segregated asset accounts.

GUARANTEE AMOUNT -- The accumulated value of that portion of a Participant's Account allocated to the Fixed Account for a Guarantee Period.

GUARANTEE PERIOD -- A period during which an allocation to the Fixed Account will earn interest at the Current Interest Rate that was in effect for that period when the allocation was made.

GUARANTEE RATE -- The interest rate in effect for a particular allocation to the Fixed Account for a specified Guarantee Period.

LATEST ANNUITY DATE -- The first day of the month following the 85th birthday of the Annuitant. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution be taken by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Accordingly, the Company may require a Participant in a Qualified Plan to annuitize prior to such date unless the Participant demonstrates that the minimum distribution is otherwise being made.

MARKET VALUE ADJUSTMENT -- An adjustment applied to amounts withdrawn, transferred or annuitized from the three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s).

NONQUALIFIED PLAN -- A retirement plan which does not receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

OWNER -- The person(s) having the privileges of ownership defined in the Contracts. Except to the extent restricted by the retirement plan pursuant to which the Contract is issued, the Participant will be the Owner of the Certificate.

PARTICIPANT -- The person entitled to benefits under a Contract as evidenced by a Certificate issued to the Participant.

PARTICIPANT'S ACCOUNT -- An accounting entity maintained by the Company indicating a Participant's Contract Value under a Certificate.

PORTFOLIO -- A subdivision of the Separate Account invested wholly in shares of one of the investment series of the Trust.

PURCHASE PAYMENTS -- Amounts paid to the Company for the Contract by or on behalf of a Participant.

QUALIFIED PLAN -- A retirement plan which receives favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

SEPARATE ACCOUNT -- A segregated investment account of the Company entitled "FS Variable Annuity Account Two."

TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Portfolios invest.

VALUATION DATE -- Each day the New York Stock Exchange is open for business.

VALUATION PERIOD -- The period commencing at the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of normal trading on the NYSE on the next succeeding Valuation Date.

VARIABLE ACCOUNT -- Contract Values allocated to the Company's Separate Account.

VARIABLE ANNUITY -- A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

WITHDRAWAL CHARGE -- The contingent deferred sales charge assessed against certain withdrawals.

WITHDRAWAL VALUE -- Contract Value, minus any Contract Administration Charge, minus any applicable Withdrawal Charge, and plus or minus any applicable Market Value Adjustment.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This prospectus describes the uses and objectives of the Contracts, their costs, and the rights and privileges of the Participant and Contractholder, as applicable. It also contains information about the Company, the Fixed Account, the Separate Account and its Portfolios, and the Underlying Funds in which the Portfolios invest. We urge you to read it carefully and retain it and the prospectus for the Trust for future reference. (The prospectus for the Trust is attached to and follows this prospectus).

WHAT IS THE CONTRACT?

     The Contract offered is a tax deferred annuity which provides fixed benefits, variable benefits or a combination of both. A Group Contract is issued to the Contractholder covering all Participants in the group. Each Participant receives a Certificate which evidences his or her participation under the Contract. For the purpose of determining benefits under the Contract, a Participant's Account is established for each Participant. The Owner is the person entitled to the rights and privileges of ownership under a Certificate. Except to the extent limited by the retirement plan pursuant to which the Contract was issued, the Participant is the Owner. In the event the Group Contract described in this prospectus is not available, a Flexible Payment Individual Modified Guaranteed and Variable Preferred Annuity Contract ("Individual Contract") may be available instead. The Individual Contract is substantially similar to the Group Contract except that the Individual Contract is issued directly to the Owner, rather than to a Contractholder for the benefit of a Participant. Subject to this difference, the information contained in this prospectus is applicable to the Individual Contract.

     Individuals wishing to purchase a Certificate must complete an application and provide an initial Purchase Payment which will be sent to the Company at the address for correspondence accompanied by payments indicated on the cover page of this prospectus or in such other manner as deemed acceptable to the Company. The minimum and maximum of Purchase Payments vary depending upon the type of Contract purchased. (See "Minimum Purchase Payment," page 23).

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Date. After the Annuity Date, annuity payments will be made to a designated payee (normally, the Participant), for the life of the Annuitant or a period certain or a combination thereof. The Company assumes mortality and expense risks under the Contracts, for which it receives certain compensation.

     The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk before and after the Annuity Date is assumed by the Participant or other payee; the amounts of the annuity payments vary with the investment performance of the Portfolios of the Separate Account selected by the Participant. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by the Company and the amounts of the annuity payments do not vary. In the case of amounts allocated to the Fixed Account prior to the Annuity Date, the Participant bears the risks (1) that the Guarantee Rate to be credited on amounts allocated to the Fixed Account may not exceed the minimum Guaranteed Rate of 3% for any Guarantee Period, and (2) that amounts withdrawn, transferred or annuitized from the three, five, seven and ten year Fixed Account options prior to the end of their respective Guarantee Periods could result in the Participant's receiving less than the Purchase Payments so allocated (See "Fixed Account Options -- Market Value Adjustment," page 17).

HOW MAY PURCHASE PAYMENTS BE ALLOCATED?

     Purchase Payments for the Contracts may be allocated pursuant to instructions in the application to one or more Portfolios of the Separate Account, and/or to the Company's General Account under one or more of the Fixed Account options under the Contracts. The Separate Account invests in shares of the following Underlying Funds (see "Separate Account Investments," page 14):

          * INTERNATIONAL EQUITY     * ASSET ALLOCATION
          * CAPITAL GROWTH           * U.S. TREASURY INCOME
          * GROWTH AND INCOME        * MONEY MARKET

     Purchase Payments allocated to Fixed Account option(s) will earn interest at the then Current Interest Rate(s) for the selected Guarantee Period(s). (See "Fixed Account Options," page 16).

     Prior to the Annuity Date, transfers may be made among the Portfolios and/or the Fixed Account options. Fifteen transfers per Contract Year are permitted before a transfer fee will be assessed. A Market Value Adjustment may also apply, in the case of a transfer from a Fixed Account option. (See "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period," page 25).

MAY WITHDRAWALS BE MADE BEFORE ANNUITIZATION?

     Except as explained below, Contract Value may be withdrawn at any time during the Accumulation Period. In addition to potential losses due to investment risks, withdrawals may be reduced by a Withdrawal Charge, and a penalty tax and income tax may apply. Contracts in connection with Qualified Plans may be subject to additional withdrawal restrictions imposed by the Plan. Earnings under a Contract may be withdrawn at any time during such period free of Withdrawal Charge (although withdrawals from the Fixed Account other than at the end of the applicable Guarantee Periods are generally subject to a Market Value Adjustment, page 17). Alternatively, there is a free withdrawal amount which applies to the first withdrawal during a Contract Year after the first Contract Year. (See "Contract Charges -- Sales Charges -- Withdrawal Charge," page 19). Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with Individual Retirement Annuities ("IRAs") may choose to withdraw amounts which in the aggregate add up to 10% of their Purchase Payments annually pursuant to a systematic withdrawal program without charge. (See "Purchases, Withdrawals and Contract Value -- Withdrawals (Redemptions) -- Systematic Withdrawal Program," page 28.) Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2.

     Participants should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

CAN I EXAMINE THE CONTRACT?

     The Contractholder (or Participant) may return the Contract (or Certificate, respectively) to the Company within 30 days after it is received by delivering or mailing it to the Company's Annuity Service Center. If the Contract is returned to the Company, it will be terminated and the Company will pay the Contractholder or Participant all Purchase Payments allocated to the Fixed Accounts, plus the value of amounts in the Variable Accounts on the date it is received by the Company.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     A mortality and expense risk charge is assessed daily against the assets of each Portfolio at an annual rate of 1.25%. A distribution expense charge is assessed daily against the assets of each Portfolio at an annual rate of 0.15%. The Contracts also provide for certain deductions and charges, including a contract administration charge of $30 annually, which is guaranteed not to increase and which under certain circumstances may be waived. The Contract permits up to 15 free transfers each Contract Year, after which point a $25 transfer fee is applicable to each subsequent transfer. Additionally, a Withdrawal Charge may be assessed against the Contract Value during the first seven

Contribution Years (6%-6%-5%-4%-3%-2%-1%-0%) when a withdrawal is made. (See "Contract Charges," page 18.)

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

     A Death Benefit is provided in the event of the death of the Participant during the Accumulation Period. If the Participant was less than age 70 on the Certificate Date, the Death Benefit is equal to the greater of:

          (1) the total of Purchase Payments made prior to the death of the Participant, reduced by any partial withdrawals and partial annuitizations; or

          (2) the Contract Value upon receipt of Due Proof of Death; or

          (3) the Contract Value on that anniversary of the Certificate Date preceding the date of death, increased by any Purchase Payments made since that anniversary and reduced by any partial withdrawals and partial annuitizations since that anniversary, which results in the greatest value.

     If the Participant was age 70 or older on the Certificate Date, the Death Benefit will equal the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company.

     (See "Description of the Contracts -- Death Benefit," page 22.)

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?

     There are five available annuity options under the Contract. They include an annuity for life, a joint and survivor annuity, a joint and survivor life annuity with 120 monthly payments guaranteed, a life annuity with 120 or 240 monthly payments guaranteed and monthly payments for a specified number of years. The Annuity Date may not be deferred beyond an Owner's 85th birthday. If a Contractholder does not elect otherwise, monthly annuity payments generally will be made under the fourth option to provide a life annuity with 120 monthly payments certain. (See "Annuity Period -- Annuity Options," page 29.)

DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?

     Owners will have the right to vote on matters affecting the Underlying Funds to the extent that proxies are solicited by the Trust. If the Owner does not vote, the Company will vote such interests in the same proportion as it votes shares for which it has received instructions. (See "Separate Account Investments -- Voting Rights," page 16.)

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):

    CONTRIBUTION YEAR
      Zero..............................................................................................      6%
      One...............................................................................................      6%
      Two...............................................................................................      5%
      Three.............................................................................................      4%
      Four..............................................................................................      3%
      Five..............................................................................................      2%
      Six...............................................................................................      1%
      Seven and later...................................................................................      0%
ANNUAL CONTRACT ADMINISTRATION CHARGE...................................................................     $30
TRANSFER FEE............................................................................................     $25
      (applies solely to transfers in excess of fifteen in a Contract Year)

---------------

The Owner Transaction Expenses apply to the Contract Value allocated to the Fixed Account, as well as the Separate Account.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.................................................................................   0.90%
EXPENSE RISK CHARGE...................................................................................   0.35%
DISTRIBUTION EXPENSE CHARGE...........................................................................   0.15%
                                                                                                        ------
      TOTAL EXPENSE CHARGE............................................................................   1.40%
                                                                                                         =====

---------------

                             ANNUAL TRUST EXPENSES*
             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE PERIOD
              MARCH 1, 1995 (INCEPTION DATE) TO AUGUST 31, 1995):

                                                                                                           TOTAL ANNUAL
                                                      ADVISORY FEE   ADMINISTRATION FEE   OTHER EXPENSES     EXPENSES
                                                      ------------   ------------------   --------------   ------------
International Equity................................      .80%              .20%               .10%            1.10%
Capital Growth......................................      .60%              .20%               .10%             .90%
Growth and Income...................................      .60%              .20%               .10%             .90%
Asset Allocation....................................      .55%              .20%               .10%             .85%
U.S. Treasury Income................................      .50%              .20%               .10%             .80%
Money Market........................................      .25%              .20%               .10%             .55%

---------------

*During the period for which fund expenses are reported, the investment adviser waived a portion of fees and assumed a portion of expenses for the Portfolio. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets for each Portfolio would have been as follows:
 International Equity 2.90%; Capital Growth 1.80%; Growth and Income 1.80%; Asset Allocation 1.65%; U.S. Treasury Income 1.55%; and Money Market 1.21%.

 -------------------------------------------------------------------------------

                                    EXAMPLES
 -------------------------------------------------------------------------------

                                                   IF YOU SURRENDER YOUR CONTRACT       IF YOU DO NOT SURRENDER YOUR
                                                   AT THE END OF THE APPLICABLE         CONTRACT: You would pay the
                                                   TIME PERIOD: You would pay the       following expenses on a $1,000
                                                   following expenses on a $1,000       investment, assuming a 5% an-
                                                   investment, assuming a 5%            nual return on assets:
                                                   annual return on assets:
                                                   1 Year     3 Years                   1 Year     3 Years
International Equity                               $86      $130                        $26       $80
Capital Growth                                     $84      $124                        $24       $74
Growth and Income                                  $84      $124                        $24       $74
Asset Allocation                                   $84      $123                        $24       $73
U.S. Treasury Income                               $83      $121                        $23       $71
Money Market                                       $81      $114                        $21       $64

---------------

1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. The Owner Transaction Expenses at the beginning of the table are applicable to Contract Value allocated to the Fixed Account as well as to the Separate Account. However, the balance of the fee tables, and the Examples, apply only to investments in the Separate Account. The table reflects expenses of the Separate Account as well as the Underlying Funds. For additional information see "Contract Charges," beginning on page 18 of this prospectus; see also the sections relating to management of the Underlying Funds in the Trust prospectus. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the transfer fee. The amount of the transfer fee is $25, except that the first 15 transfers per Contract Year are not subject to a fee. (See "Administrative Charges -- Transfer Fee," page 19). Transfers from the Fixed Account may be subject to a Market Value Adjustment even if they are not subject to a transfer fee.

3. For purposes of the amounts reported in the Examples, the contract administration charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios and the Fixed Account attributable to the Contracts.

4. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

AS OF THE DATE OF THIS PROSPECTUS, THE SALE OF CONTRACTS HAD NOT COMMENCED, AND THE PORTFOLIOS HAD NO ASSETS. THEREFORE, NO CONDENSED FINANCIAL INFORMATION WITH RESPECT TO THE SEPARATE ACCOUNT IS PRESENTED IN THE PROSPECTUS.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Separate Account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a Contract funded by an investment in the Portfolio (which invests in shares of the Money Market Portfolio of the Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

     In addition, the Separate Account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Portfolio. The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The Separate Account may also advertise an annualized 30-day (or one month) yield figure for Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges (but will not reflect any Withdrawal Charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     For a more complete description of Contract charges, see "Contract Charges," beginning on page 18. More detailed information on the computation of advertised performance data for the Separate Account is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

COMPANY

     The Company is a stock life insurance company organized under the laws of the state of New York in December 1978. Its legal domicile and principal business address is 733 Third Avenue, New York, New York 10017. The Company is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is wholly-owned by SunAmerica Inc.

     The Company and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, SunAmerica Asset Management Corp. and Resources Trust Company, offer a full line of financial services, including fixed and variable annuities, mutual funds and trust administration services. As of June 30, 1995 the Company had approximately $155.8 million in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held approximately $27.0 billion of assets, consisting of over $16.2 billion of assets owned, approximately $2.1 billion of assets managed in mutual funds and private accounts, and approximately $8.7 billion under custody in retirement trust accounts.

     The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by A.M. Best Company ("A.M. Best"). A.M. Best's ratings reflect its current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Its ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are general corporate obligations of the Company.

     The Company is admitted to conduct life insurance and annuity business in the state of New York. The Contracts offered by this prospectus are issued by the Company and will be funded in the Separate Account as well as the Company's General Account.

     For more detailed information about the Company, see "Additional Information About the Company," page 38.

SEPARATE ACCOUNT

     FS Variable Annuity Account Two was originally established by the Company on May 24, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

     Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Funds, and are also reduced by Contract charges.

     The basic objective of a Variable Annuity contract is to provide Variable Annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that Variable Annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their portfolios to anticipate changes in economic conditions. Therefore, the Participant bears the entire investment risk that the basic objectives of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of Variable Annuity payments will equal or exceed the Purchase Payments made with respect to a particular Participant's Account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the Contract related to its basic objective is the Company's promise that the dollar amount of Variable Annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the Variable Annuity payments).

GENERAL ACCOUNT

     The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to one or more Guarantee Periods available in connection with the General Account, as elected by the Participant at the time the Purchase Payment is made. In addition, all or part of the Participant's Contract Value may be transferred to Guarantee Periods available under the Contract as described under "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period," page 25, and "Annuity Period -- Transfer During Annuity Period," page 31. Assets supporting amounts allocated to Guarantee Periods become part of the Company's General Account assets and are available to fund the claims of all classes of customers of the Company, as well as all classes of its creditors. Accordingly, all of the Company's assets held in the General Account will be available to fund the Company's obligations under the Contracts as well as such other claims.

     The Company will invest the assets of the General Account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

--------------------------------------------------------------------------------

                          SEPARATE ACCOUNT INVESTMENTS
--------------------------------------------------------------------------------

UNDERLYING FUNDS

     Each of the Portfolios of the Separate Account invests in the shares of one of the following Underlying Funds, which are investment series of Mutual Fund Variable Annuity Trust, an open-end management investment company registered under the Investment Company Act of 1940:

          * INTERNATIONAL EQUITY             * ASSET ALLOCATION
          * CAPITAL GROWTH                   * U.S. TREASURY INCOME
          * GROWTH AND INCOME                * MONEY MARKET

     The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the investment adviser, administrator and custodian for each of the Underlying Funds. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to such policies as the Board of Trustees of the Trust may determine. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Broker-Dealer Services, Inc. ("VBDS"), 125 West 55th Street, New York, New York 10019, which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.

     The Underlying Funds and their investment objectives are as follows:

     INTERNATIONAL EQUITY PORTFOLIO seeks to provide a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States and companies participating in foreign economies with prospects for growth.

     CAPITAL GROWTH PORTFOLIO seeks to provide long-term capital growth primarily through diversified holdings (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Portfolio will invest all of its assets in stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Portfolio's investment objective of growth of capital. This investment policy involves the risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected.

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term capital appreciation and to provide dividend income primarily through a broad portfolio (i.e., at least 80% of its assets under normal circumstances) of common stocks. The Portfolio will invest its assets in stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Adviser will pursue a "contrary opinion" investment approach, selecting common stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Adviser believes are not fully reflected in the current market price. The Adviser believes that the risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Portfolio.

     ASSET ALLOCATION PORTFOLIO seeks to provide maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35%-70% of the Portfolio's total assets will be invested in common stocks and other equity investments and at least 25% of the Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and preferred stock, and government obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     U.S. TREASURY INCOME PORTFOLIO seeks to provide monthly dividends as well as to protect the value of an investor's investment (i.e., to preserve principal) by investing at least 65% of its assets in debt obligations that are backed by the "full faith and credit" of the U.S. government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Portfolio.

     MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. government or its agencies.

     DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS IS CONTAINED IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE TRUST. AN INVESTOR SHOULD CAREFULLY REVIEW THAT PROSPECTUS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

     There is no assurance that the investment objective of any of the Underlying Funds will be met. Participants bear the complete investment risk for Purchase Payments allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts. Shares of the Underlying Funds are, and will be, issued and redeemed only in connection with investments in, and payments under, the Contracts.

VOTING RIGHTS

     To the extent required by applicable law, the Company will vote the shares of the Underlying Funds held in the Separate Account at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Trust not more than 60 days prior to the meeting of the Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Participant before the Annuity Date; thereafter the payee entitled to receive payments under the Certificate.

SUBSTITUTION OF SECURITIES

     If the shares of any of the Underlying Funds should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of an Underlying Fund is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Purchase Payments under the Contract. No such substitution of securities may take place without prior approval of the Commission and under such requirements as the Commission may impose.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

ALLOCATIONS

     Purchase Payments may also be allocated, and Contract Values in the Separate Account transferred, to one or more of the fixed accumulation options available through the Company's General Account. Amounts thus applied will earn interest for one or more of the available Guarantee Periods selected by the Owner, at Guarantee Rates based on the Current Interest Rates set by the Company for such Guarantee Periods in effect at the time the amounts are thus applied. Current Interest Rates may change from time to time due to changes in market conditions or other factors. However, the Guarantee Rate in effect at the time one of these options is selected will not change for the remainder of the Guarantee Period. THE COMPANY'S OBLIGATION TO PAY INTEREST AT THE GUARANTEE RATE IS NOT AFFECTED BY THE PERFORMANCE OF THE COMPANY'S GENERAL ACCOUNT INVESTMENTS.

     Guarantee Periods are currently available for periods of one, three, five, seven and ten years. An Owner may elect to allocate Purchase Payments to one or more of those Guarantee Periods. Each such allocation (to the extent not withdrawn, transferred or annuitized prior to the end of the Guarantee Period), will earn interest, credited daily, at the annual effective Guarantee Rate established for the Guarantee Period at the time the allocation is made. The Guarantee Rate is based on the Current Interest Rate in effect at the time the allocation is made. The Current Interest Rate applicable to renewals for new Guarantee Periods of amounts already allocated to the Fixed Account, or to transfers from the Separate Account to the Fixed Account may differ from the Current Interest Rates applicable to Purchase Payments. The Current Interest Rates are set at the sole discretion of the Company. OWNERS BEAR THE RISK THAT CURRENT INTEREST RATES AVAILABLE AT FUTURE TIMES MAY BE MORE OR LESS THAN THOSE CURRENTLY OR INITIALLY AVAILABLE. THEY ALSO BEAR THE RISK THAT SUCH RATES MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 3%.

RENEWALS

     Within 30 days after the end of a Guarantee Period, amounts accumulated during that Guarantee Period may be reallocated to the Fixed Account for a new Guarantee Period of the same or of a different duration. If the new Guarantee Period is of the same duration, the amounts will receive the Current Interest Rate in effect for that duration as of the last day of the previous Guarantee Period and the new Guarantee Period will begin the next following business day. If the new Guarantee Period is of a different duration and the election is received after the expiration of the Guarantee Period, the amounts will receive the Current Interest Rate described in the previous sentence until such time as the election is received (at which time interest will be credited at the Current Interest Rate then in effect for the new selected Guarantee Period). In that case, the new Guarantee Period will begin on the day that the reallocation is made. Also, during such 30-day period, those amounts may be withdrawn, transferred or annuitized without application of the Market Value Adjustment. (See below.) However, any such amounts withdrawn may nevertheless be subject to the Withdrawal Charge.

     At the end of a Guarantee Period, the Company will, unless the Participant has effectively elected otherwise, assume reallocation for the same period, unless the new period would expire after the Annuity Date (or, if none has been selected, the Latest Annuity Date). In the latter case, the Company will choose the longest available Guarantee Period that will not extend beyond such date. If the renewal occurs within one year prior to that date, interest will be credited to such Annuity Date at the then Current Interest Rate for a one-year Guarantee Period.

MARKET VALUE ADJUSTMENT

     Other than as described below, if Contract Value is withdrawn, transferred or, prior to the Annuity Date, annuitized from the Fixed Account under one of the Fixed Account options described above prior to the expiration of the Guarantee Period (other than withdrawals for the purpose of paying the Death Benefit upon the death of the Participant, withdrawals from the one year Fixed Account option under the Automatic Dollar Cost Averaging Program or Asset Allocation Rebalancing Program, or withdrawals made to pay Contract fees or charges), the amounts thus withdrawn, transferred or annuitized are subject to a Market Value Adjustment ("MVA"). The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate, such as a Guarantee Rate. The MVA may be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                       [(1 + I)/(1 + J + 0.0025)]N/12 -1
where

     I  is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     In general, whether the MVA will operate to increase or decrease the Contract Value upon withdrawal, transfer or annuitization is determined by comparing the Guarantee Rate in effect for that allocation to the Current Interest Rate (as of the date of the transaction) that would apply for a Guarantee Period equal to the number of full or fractional years remaining in the Guarantee Period as of that date. (For purposes of determining the MVA, if the Company does not offer a Guarantee Period of that duration, the applicable Current Interest Rate will be determined by linear interpolation between Current Interest Rates for the nearest two Guarantee Periods that are available). If the Current Interest Rate thus determined plus one-quarter of one percent is greater than the Guarantee Rate, the MVA will be negative and Contract Value will be decreased. Similarly, if the Current Interest Rate plus one-quarter of one percent is less than the Guarantee Rate, Contract Value will be increased. If the Current Interest Rate is exactly one-quarter of one percent less than the Guarantee Rate, the MVA will be zero and Contract Value will not be affected by the MVA.

     The impact of the MVA is more significant the greater the time remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization. If the MVA is negative, it will be assessed first against any remaining value allocated to the Fixed Account under the affected option; any remaining unsatisfied MVA charge will be applied against the proceeds of the withdrawal, transfer or annuitization. If the MVA is positive, it will be credited to the amount withdrawn, transferred or annuitized. Some examples of how the MVA is computed and its impact on Contract Value appear in Appendix A.

     The Company will waive any negative MVA under any Contract for amounts allocated to the one year Fixed Account option, including any negative MVA for withdrawals under the Automatic Dollar Cost Averaging Program and the Asset Allocation Rebalancing Program. (See "Purchases, Withdrawals and Contract Values -- Automatic Dollar Cost Averaging Program" and "Purchases, Withdrawals and Contract Values -- Asset Allocation Rebalancing Program," pages 23-24).

     That portion of the Contracts relating to allocations to the one year Fixed Account option is not registered under the Securities Act of 1933 (the "Act") and is therefore not subject to the provisions of the Act. The Fixed Account options, including the one year Fixed Account, are not subject to the provisions of the Investment Company Act of 1940.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     As is more fully described below, charges under the Contract offered by this prospectus are assessed in three ways: (1) as deductions for administrative expenses; (2) as charges against the assets of the Separate Account for the assumption of mortality and expense risks and as distribution expense charges; and (3) as Withdrawal Charges (contingent deferred sales charges). In addition, certain deductions are made from the assets of the Underlying Funds for investment advisory, administrative, custodial and other fees and expenses; those fees and expenses are described in the prospectus for the Trust.

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the net asset value of each Portfolio (approximately .90% is for mortality risks and approximately 0.35% is for expense risks). The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Participant; and (3) to provide a death benefit prior to the Annuity Date. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.

     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Contract Administration Charge. (See "Administrative Charges" below). The expense risk charge is guaranteed by the Company and cannot be increased.

ADMINISTRATIVE CHARGES

     CONTRACT ADMINISTRATION CHARGE

     An annual Contract Administration Charge of $30 is charged against each Certificate. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Administration Charge will be assessed on each anniversary of the Certificate Date that occurs on or prior to the Annuity Date. In the event that a total surrender of Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This Charge is not assessed during the Annuity Period.

     The total Contract Administration Charge is allocated between the Portfolios and the Fixed Account in proportion to the respective Contract Values similarly allocated. The Contract Administration Charge is at cost with no margin included for profit.

     TRANSFER FEE

     In general, a transfer fee of $25 is assessed on each transaction effecting transfer(s) from Portfolio(s) to other Portfolio(s), from Portfolio(s) to the Fixed Account, from the Fixed Account to Portfolio(s), and from one Guarantee Period to another within the Fixed Account prior to the end of a Guarantee Period. However, the first fifteen such transactions effecting transfer(s) in any Contract Year are permitted without the imposition of the transfer fee, which will be assessed on the sixteenth and each subsequent transaction within the Contract Year.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) (or, where applicable, the Fixed Account) from which the transfer was made. If such remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is at cost with no margin included for profit.

SALES CHARGES

     WITHDRAWAL CHARGE

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Taxes -- Tax Treatment of Withdrawals," page 37.)

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the Contribution Year of the purchase payment at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

                            WITHDRAWAL CHARGE TABLE

                                                                 APPLICABLE WITHDRAWAL
        CONTRIBUTION YEAR                                          CHARGE PERCENTAGE
        -----------------                                        ---------------------
        Zero...................................................            6%
        One....................................................            6%
        Two....................................................            5%
        Three..................................................            4%
        Four...................................................            3%
        Five...................................................            2%
        Six....................................................            1%
        Seven and later........................................            0%

     The Withdrawal Charge is deducted from remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Purchase Payments on a first-in, first-out basis so that all withdrawals are allocated to Purchase Payments to which the lowest (if any) Withdrawal Charge applies.

     Purchase Payments that are no longer subject to the Withdrawal Charge (and not previously withdrawn), and earnings in the Participant's Account, may be withdrawn free of Withdrawal Charges at any time.

     In addition, for the first withdrawal during a Contract Year after the first Contract Year, no Withdrawal Charge is applied to that part of the withdrawal which does not exceed the greater of (a) earnings in the Participant's Account or (b) the Free Corridor. The Free Corridor is equal to 10% of Purchase Payments made more than one year prior to the date of withdrawal that remain subject to the Withdrawal Charge and that have not previously been withdrawn. The portion of a free withdrawal which exceeds the sum of earnings in the Participant's Account and premiums which are both no longer subject to a Withdrawal Charge and not yet withdrawn, is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a Withdrawal Charge reduce principal in a Participant's Account, they do not reduce Purchase Payments for purposes of calculating the Withdrawal Charge. As a result, a Participant will not receive the benefit of a free withdrawal in a full surrender.

     If the withdrawal request does not specify from which Portfolio(s) or Guarantee Amount(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each category in proportion to their allocations. Therefore, FAILURE TO SPECIFY AN ALLOCATION MAY RESULT IN THE IMPOSITION OF A MARKET VALUE ADJUSTMENT IN CASES WHERE AMOUNTS ARE ALLOCATED TO THE FIXED ACCOUNT.

     For examples of how the Withdrawal Charge is applied, see Appendix A.

     The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code or upon payment of a Death Benefit. Where legally permitted, the Withdrawal Charge may be eliminated when a Contract is issued to an officer, director or employee of the Company or its affiliates.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge and the Distribution Expense Charge, to make up any difference.

     DISTRIBUTION EXPENSE CHARGE

     The Company deducts a Distribution Expense Charge from each Portfolio during each Valuation Period which is equal, on an annual basis, to 0.15% of the net asset value of each Portfolio. This charge is designed to compensate the Company for assuming the risk that the cost of distributing the Contracts will exceed the revenues from the Withdrawal Charge (a contingent deferred sales charge). The Commission considers the Distribution Expense Charge to constitute a sales charge for purposes of the Investment Company Act of 1940. In no event will this charge be increased. Moreover, the sum of all Withdrawal Charges described above and the Distribution Expense Charges assessed will at no time exceed 9% of all Purchase Payments previously made. The Distribution Expense Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes," page 33.)

OTHER EXPENSES

     The charges and expenses applicable to the various Underlying Funds are borne indirectly by Participants having Contract Values allocated to the Portfolios that invest in the respective Underlying Funds. For a summary of current estimates of those charges and expenses, see "Fee Tables," page 10. For more detailed information about those charges and expenses, please refer to the prospectus for the Trust.

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the sales and administrative charges on Contracts sold to certain groups of individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The Company determines the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for group sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for group sales will not be unfairly discriminatory to the interests of any Owners.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     The Contracts provide for the accumulation of Contract Values during the Accumulation Period. See "Purchases, Withdrawals and Contract Value," beginning at page 23. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. (See "Annuity Period -- Annuity Options," page 29.)

PARTICIPANT

     The Participant is the person normally entitled to exercise all rights of ownership under the Contracts. The Participant is also the person entitled to receive benefits under the Contract, although the Participant may, subject to limitations in the case of Qualified Plans, designate an alternative payee.

ANNUITANT

     The Annuitant is the person on whose life annuity payments under a Certificate depend. The Participant may change the designated Annuitant at any time prior to the Annuity Date. In the case of a Certificate issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Participant is the Annuitant. The Participant may also designate a second person on whose life, together with that of the Annuitant, annuity payments depend. In the case of Qualified Plans, the designated second person is generally required to be the Participant's spouse if the Participant is married. In the event an Annuitant dies prior to the Annuity Date, the Participant must notify the Company and designate a new Annuitant. The Participant must attest to the Annuitant being alive before the Company will annuitize a Contract.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Nonqualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the Owner at any time during the lifetime of the Annuitant prior to the Annuity Date. The Company will not be bound by any assignment until written notice is received by the Company at its Annuity Service Center. The Company is not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.

     If the Contract is issued pursuant to a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, CONTRACT OWNERS SHOULD CONSULT COMPETENT TAX ADVISERS SHOULD THEY WISH TO ASSIGN THEIR CONTRACTS.

DEATH BENEFIT

     If the Participant dies during the Accumulation Period, a Death Benefit will be payable to the Beneficiary upon receipt by the Company of Due Proof of Death of the Participant. The Death Benefit will be reduced by premium taxes incurred by the Company, if any. Provided the Beneficiary provides a written election to the Company within 60 days of the Company's receipt of Due Proof of Death of the Participant, the Beneficiary may alternatively elect to (i) receive the Death Benefit in a lump sum payment, (ii) receive the Death Benefit in the form of one of the annuity options (over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary), with payments commencing within one year of the Participant's death, (iii) elect to continue the Contract and receive the entire Contract Value (adjusted for any applicable Withdrawal Charge and Market Value Adjustment) within 5 years after the Participant's death, or (iv) if the Participant was the Beneficiary's spouse, elect to continue the Certificate in force. If no option is selected within 60 days of the Company's receipt of Due Proof of Death of the Owner, the Company will pay the Death Benefit in a single lump sum to the Beneficiary.

     If the Participant was less than age 70 at the Certificate Date, the Death Benefit is equal to the greater of:

          (1) the total dollar amount of Purchase Payments made prior to the death of the Participant, reduced by any partial withdrawals and partial annuitizations; or

          (2) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center; or

          (3) the Contract Value on that anniversary of the Certificate Date preceding the date of death, increased by the dollar amount of any Purchase Payments made since that anniversary and reduced by the dollar amount of any partial withdrawals and partial annuitizations since that anniversary, which results in the greatest value.

     If the Participant was age 70 or more at the Certificate Date, the Death Benefit will equal the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center.

BENEFICIARY

     The Owner may designate the Beneficiary(ies) to receive any amount payable on death. The original Beneficiary(ies) will be named in the application. Unless an irrevocable Beneficiary(ies) designation was previously filed, the Participant may change the Beneficiary(ies) prior to the Annuity Date by written request delivered to the Company at its Annuity Service Center or by completing a Change of Beneficiary Form provided by the Company. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENT

     The minimum initial Purchase Payment for Contracts issued pursuant to a Nonqualified Plan is $5,000 and the maximum is $500,000. The minimum initial Purchase Payment for Contracts issued pursuant to a Qualified Plan is $2,000 and the maximum is $500,000. Minimum subsequent Purchase Payments for either a Nonqualified Plan or Qualified Plan may be made in amounts of $250 or more ($100 or more if made in connection with an Automatic Payment Plan). The Company reserves the right to refuse any Purchase Payment at any time. Generally, the Company will not issue a Certificate under a Nonqualified Plan to a Participant who is age 85 or older or under a Qualified Plan to a Owner who is age 70 1/2 or older.

     AUTOMATIC PAYMENT PLAN

     Owners utilizing automatic bank drafts through the Company's Automatic Payment Plan may make scheduled subsequent Purchase Payments of $100 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

     AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     Owners who wish to purchase units of the Portfolios over a period of time may be able to do so through the Automatic Dollar Cost Averaging ("DCA") Program. Under this DCA Program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all variable Portfolios and the one-year Fixed Account options are available as source accounts. However, the Owner must elect to have the transfers exclusively from one source account. The intervals between transfers may be monthly, quarterly, semiannually or annually, at the option of the Owner. The theory of dollar cost averaging is that, if purchases are made at fluctuating prices, this will have the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Owner of a greater profit from his or her purchases under the DCA Program; nor will it prevent or necessarily alleviate losses in a declining market.

     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Participant. Although the various options under the DCA Program will allow transfers to be made either from the variable Portfolios or the one-year Fixed Account option, the Owner must elect to have the transfers made exclusively from one of these source accounts.

     An Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under a DCA Program. The application and any Purchase Payments should be sent to the Company at its Annuity Service Center. The Company reserves the right to modify, suspend and terminate the DCA Program at any time.

ASSET ALLOCATION REBALANCING PROGRAM

     Owners may participate in the Asset Allocation Rebalancing ("AAR") Program pursuant to which Owners authorize the Company to automatically transfer their Contract Value on a periodic basis to maintain a particular percentage allocation among the Portfolios or the one year Fixed Account option as selected by the Owner. The Contract Value allocated to each Portfolio will grow or decline at different rates depending on the investment experience of the Portfolio, and Asset Allocation Rebalancing automatically reallocates the Contract Value in the Portfolios and the Fixed Account option to the allocation selected by the Owner. As with dollar cost averaging, one theory behind this type of reallocation is that it may help an Owner purchase Accumulation Units low and sell Accumulation Units high. However, participation in AAR does not assure the Owner of a greater profit from his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.

     An Owner may select that rebalancing occur on a calendar quarter, semiannual or annual basis and currently all Portfolios and the one year Fixed Account option are the available investment options under AAR. Contract Value reallocation will occur on the last business day before the selected period ends. If an Owner elects to participate in AAR, the entire Contract Value (excluding any portion allocated to the 3, 5, 7 and 10 year Fixed Account option) must be included in the program. Amounts transferred under AAR are not counted against the 15 free transfers per Contract Year or subject to any transfer charge or negative MVA. Owners may participate in AAR by completing an Asset Allocation Rebalancing Authorization Form or by calling the Company at its Annuity Service Center. On the application or form, as appropriate, the Owner must select the Portfolios or one year Fixed Account option, the percentage of Contract Value to be allocated to each under the program, and the frequency of rebalancing. Owners may modify their allocations or terminate participation in the program by completing an Asset Allocation Rebalancing Form and indicating the appropriate instructions. The Company reserves the right to modify, suspend, or terminate AAR at any time.

     PRINCIPAL ADVANTAGE PROGRAM

     Owners may participate in the Principal Advantage Program. Under the Principal Advantage Program, the Owner's Purchase Payment is divided between one or more of the Fixed Account options and one or more of the Portfolios. While the Owner selects the Fixed Account options and the Portfolio(s), the Principal Advantage Program determines the portion of Purchase Payments allocated to each. When determined in accordance with the Principal Advantage Program, the portion allocated to the Fixed Account option(s) will be guaranteed by the Company to grow to equal the full amount of the Purchase Payment over an established period of time. The remaining portion of

Purchase Payment is then invested in the Portfolios, where it has the potential to achieve greater growth.

     An Owner may elect to participate in the Principal Advantage Program (1) at the time of initial purchase, by completing the instructions on the Vista Capital Advantage application or (2) at the time of a subsequent purchase or reallocation of existing Contract Value, by contacting the Company or the financial representative from whom this Prospectus was obtained. The Company reserves the right to modify, suspend or terminate the Principal Advantage Program at any time.

PARTICIPANT'S ACCOUNT

     The Company will establish a Participant's Account for each Participant under a Contract and will maintain the Participant's Account during the Accumulation Period. The Contract Value of a Participant's Account for any Valuation Period is equal to the sum of the variable accumulation value, if any, plus the fixed accumulation value, if any, of the Participant's Account for that Valuation Period.

ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments are allocated to the Fixed Account and/or the Portfolio(s) selected by the Participant. Participants making initial Purchase Payments should specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Purchase Payment to the Fixed Account and/or the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Company's Annuity Service Center. The number of Accumulation Units in a Portfolio attributable to a Purchase Payment is determined by dividing that portion of the Purchase Payment which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER. If the application for a Contract or Certificate is not in good order for this or any other reason, the Company will attempt to rectify it within five business days of its receipt at the Company's Annuity Service Center. The Company will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of such receipt.

     Just like Participants making initial Purchase Payments, Participants making subsequent Purchase Payments should specify how they want their payments allocated. OTHERWISE, THE COMPANY WILL AUTOMATICALLY PROCESS THE PURCHASE PAYMENT BASED ON THE PREVIOUS ALLOCATION.

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Participant, or his or her designated agent, may transfer Contract Values among Portfolios and/or the Fixed Account, by written request or by telephone authorization pursuant to a duly executed Telephone Transfer Authorization Form delivered to the Company at its Annuity Service Center, if applicable law permits. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Participant. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and acceptance of transfer instructions from someone other than the Owner. Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time on a Valuation Date in order to be effected at the price determined on such date. Transfer authorizations, whether written or telephone, which are received after 4:00 p.m. Eastern time will be processed as of the next Valuation Date.

     A transfer fee may be assessed (See "Contract Charges -- Administrative Charges -- Transfer Fee," page 19).

     This transfer privilege may be suspended, modified or terminated at any time without notice.

     The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Participant's interest in the Portfolio from which a transfer is being made (or the remaining Guarantee Amount, where applicable) would be less than $100 after the transfer. These dollar amounts are subject to change at the Company's option. The Company may waive the minimum partial transfer amount in connection with preauthorized automatic transfer programs.

     Both prior to and after the Annuity Date, Contract Values may be transferred from the Separate Account to the Fixed Account. Any amounts allocated or transferred to the Fixed Account may, however, be transferred from the Fixed Account to the Separate Account only prior to the Annuity Date.

     Transfers may be made within the Fixed Account prior to the expiration date of one or more Guarantee Periods, by electing to have the respective Guarantee Amount(s) applied to newly established Guarantee Periods. Such transfers are counted against the 15 transfer allowance on free transfers. In addition, such transfers are generally subject to a Market Value Adjustment.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

     Accumulation Unit value is determined Monday through Friday on each day that the New York Stock Exchange is open for business.

     A separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Nonqualified and Qualified Plans, respectively, within each account.

     The Accumulation Unit value for each Portfolio will vary with the price of a share in the Underlying Fund and in accordance with the Mortality and Expense Risk Charge, Distribution Expense Charge, and any provision for taxes. Assessments of Withdrawal Charges, transfer fees and Contract Administration Charges are made separately for each Certificate. They are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

     The Accumulation Unit value of a Portfolio for any Valuation Period is calculated by subtracting (2) from (1) and dividing the result by (3) where:

          (1) is the total value at the end of the Valuation Period of the assets attributable to the Accumulation Units of the Portfolio minus liabilities;

          (2) is the cumulative unpaid charge for the assumption of mortality and expense risks and for the distribution expense; and

          (3) is the number of Accumulation Units outstanding at the end of the Valuation Period.

FIXED ACCOUNT ACCUMULATION VALUE

     The accumulation value of the fixed portion of a Participant's Account, if any, at any Valuation Date is equal to the sum of the values of all Guarantee Amounts credited to the Participant's Account up to and including that date. Each Guarantee Amount reflects interest accumulated to the Valuation Date at the applicable Guarantee Rate, compounded annually.

DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions on initial Purchase Payments paid to registered representatives may vary, but are not anticipated to exceed 6.25% of any Purchase Payment (including any promotional sales incentives). All such commissions, incentives and bonuses are paid by the Company.

     Vista Broker-Dealer Services, Inc. ("VBDS"), located at 125 West 55th Street, New York, New York, 10019, serves as distributor of the Contracts. VBDS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. VBDS is not affiliated with the Company or the Adviser to the Trust.

WITHDRAWALS (REDEMPTIONS)

     Except as explained below, an Owner may redeem a Certificate for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption. A Market Value Adjustment may also be applied, in the case of redemptions from the Fixed Account, which would also affect Contract Value. (See "Contract Charges -- Sales Charges -- Withdrawal Charge" and "Fixed Account Options -- Market Value Adjustment" on pages 19 and 17, respectively, for additional information.)

     Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement. (See "Taxes -- Withholding Tax on Distributions," page 34.)

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Value which represents contributions made by the Participant and does not include any investment results. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Participants should seek competent tax advice regarding any withdrawals or distributions. (See "Taxes," beginning at page 33.)

     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $1,000, or, if less, the Participant's entire interest in the Portfolio from which a withdrawal is requested (or the Fixed Account, where applicable). The Participant's interest in the Portfolio from which the withdrawal is requested (or the remaining Guarantee Amount) must be at least $100 after the withdrawal is completed if anything is left in that Portfolio (or Fixed Account allocation).

     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Participant's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     If the request is for total withdrawal, the Certificate (or Contract), or a Lost Certificate (or Contract) Affidavit (which may be obtained by calling the Company at its Annuity Service Center), must be submitted as well. The Withdrawal Value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The Withdrawal Value will normally be paid within seven days after the day a proper request is received by the Company. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);
(2) when trading on the NYSE is restricted or an emergency exists as determined by the Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Commission, by order, may permit for protection of Owners.

     SYSTEMATIC WITHDRAWAL PROGRAM

     Certain Participants of Nonqualified Plan Contracts and Contracts issued in connection with IRAs may choose to withdraw amounts which in the aggregate add up to a maximum of 10% of their Purchase Payments annually pursuant to a Systematic Withdrawal Program without charge. Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2. In addition, withdrawals from the Fixed Account prior to the end of their respective Guarantee Periods are generally subject to a Market Value Adjustment. (See "Fixed Account Options -- Market Value Adjustment," page 17.) Systematic withdrawals will not be limited to 10% of Purchase Payments once the Withdrawal Charge is no longer applicable. Participants must complete an enrollment form which describes the program and send it to the Company at its Annuity Service Center. Participation in the Systematic Withdrawal Program may be elected at the time the Contract is issued or on any date thereafter, prior to the Annuity Date. Depending on fluctuations in the net asset value of the Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. The minimum systematic withdrawal amount is $250 per withdrawal. The Company reserves the right to modify, suspend or terminate the Systematic Withdrawal Program at any time.

     ERISA PLANS

     Spousal consent may be required when a married Participant seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA). Participants should obtain competent advice.

     DEFERMENT OF FIXED ACCOUNT WITHDRAWAL PAYMENTS

     In the case of withdrawals from the Fixed Account, the Company may defer making payment for a period of up to six months (or the period permitted by applicable state insurance law, if less) from the date the Company receives notice of such withdrawal request. Only under highly unusual circumstances will the Company defer a withdrawal payment from the Fixed Account for more than 7 days, and if the Company defers payment for more than 7 days, it will pay interest of at least 3% per annum on the amount deferred. While all the circumstances under which the Company could defer payment upon withdrawal may not be foreseeable at this time, such circumstances could include, for example, a time of unusually high surrender rate among Owners, accompanied by a radical shift in interest rates. If the Company intends to withhold payment for more than 7 days, it will notify affected Owners in writing.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Purchase Payments have been made during the previous three full calendar years, the Company reserves the right, after 60 days written notice to the Participant, to terminate the Contract and distribute its Withdrawal Value to the Participant. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE

     The Participant selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the first day of a calendar month and must be at least two years after the Issue Date, but in any event will be no later than the Latest Annuity Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Participant may change the Annuity Date at any time at least seven days prior to the Annuity Date then indicated on the Company's records by written notice to the Company at its Annuity Service Center.

     DEFERMENT OF PAYMENTS

     The Company may defer making Fixed Annuity payments for a period of up to six months or such lesser time as state law may permit. Interest, subject to state law requirements, will be credited during the deferral period. For a discussion of the circumstances under which the Company could defer these payments, please refer to "Purchases, Withdrawals and Contract
Value -- Deferment of Fixed Account Withdrawal Payments," page 28.

     PAYMENTS TO PARTICIPANT

     The Company will make annuity payments to the Participant, unless the Participant designates an alternate payee. Such designation must be made in writing to the Company's Annuity Service Center and must be received more than 30 days before the Annuity Date.

ALLOCATION OF ANNUITY PAYMENTS

     If all of the Contract Value on the Annuity Date is allocated to the Fixed Account, the Annuity will be paid as a Fixed Annuity. If all of the Contract Value on that date is allocated to the Separate Account, the Annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the Fixed Account and the Separate Account, the Annuity will be paid as a combination of a Fixed Annuity and a Variable Annuity to reflect the allocation between the Portfolios and the Fixed Account. Variable Annuity payments will reflect the investment performance of the Portfolios. The Participant(s) may, by written notice to the Company, convert Variable Annuity payments to Fixed Annuity payments. However, Fixed Annuity payments may not be converted to Variable Annuity payments.

ANNUITY OPTIONS

     The Participant, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to federal income tax. (See "Taxes -- Tax Treatment of Withdrawals," page 37.) Alternatively, any of the annuity options listed below may be elected. The Participant may elect an annuity option or change an annuity option at any time prior to the Annuity Date.

     If no other annuity option is elected, monthly annuity payments will be made in accordance with annuity option 4 below, a life annuity with a 120-month period certain (annuity option 3 in the case where payments are to be made for the joint lives of the Annuitant and a designated second person and for the life of the survivor). Annuity payments will be made in monthly, quarterly, semiannual or annual installments as selected by the Owner. However, if the amount available to apply under an annuity option is less than $5,000, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, the Company shall have the right to require the frequency of payments be at quarterly, semiannual or annual intervals so as to result in an initial payment of at least $50.

     NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION IN WHICH PAYMENTS ARE BASED ON A PERSON'S LIFE.

     The following annuity options are generally available under the Contract. Each is available in the form of either a Fixed Annuity or a Variable Annuity (or a combination of both Fixed and Variable Annuity). However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

OPTION 1 -- LIFE INCOME

     An annuity payable monthly during the lifetime of the Annuitant. Under this option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under option 1 for the payee to receive only one monthly annuity payment under the Contract.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen by the Owner at the time of election of this option.

     Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received.

     There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY --
            120 MONTHLY PAYMENTS GUARANTEED

     This option is similar to option 2, above, but with the additional guarantee that payments will be made for not fewer than 120 monthly periods. If the surviving Annuitant dies before all such payments have been made, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 4 -- LIFE ANNUITY WITH 120 OR 240 MONTHLY
            PAYMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     Under this option, a payee can elect an annuity payable monthly for any period of years from 3 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments as a lump sum.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. (See "Contract
Charges -- Mortality and Expense Risk Charge," page 19.) Since option 5, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of the Mortality Risk Charge if option 5 is selected on a variable basis.

OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

     With respect to Contracts issued under Sections 401, 403(b) or 408 of the Internal Revenue Code, any payments will be made only to the Owner and/or the Owner's spouse.

TRANSFER DURING ANNUITY PERIOD

     During the Annuity Period, the Owner may transfer the Contract Value to the Fixed Account and/or among Portfolios. Such transfers are subject to the same limitations and conditions as are prescribed for transfers during the Accumulation Period, page 25, except that, in addition, no transfers may be made from the Fixed Account to the Separate Account during the Annuity Period.

     Transfers from the Separate Account to the Fixed Account are effected by crediting the Fixed Account with the actuarial present value of future annuity payments to be made, assuming that all such payments would be equal to a subsequent Variable Annuity payment as computed on the effective date of the transfer, in the manner described below under "Annuity Payments."

DEATH BENEFIT DURING ANNUITY PERIOD

     If the Annuitant dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the annuity option in effect at the time of the Annuitant's death. If the Annuitant dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the option elected, will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

ANNUITY PAYMENTS

     INITIAL MONTHLY ANNUITY PAYMENT

     The initial annuity payment is determined by taking the Contract Value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain Guarantee Amounts, and then applying it to the annuity table specified in the Contract (or, if more favorable to the payee, the annuity tables in effect as of the Annuity Date for similar immediate annuity contracts issued by the Company). Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a Variable Annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made.

     SUBSEQUENT MONTHLY PAYMENTS

     For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

     The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity payment, above, by the annuity unit value, below, as of the Valuation Period ending on the Valuation Date next preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUE

     The value of an Annuity Unit is determined independently for each Portfolio, but was initially set at $10.00.

     The annuity tables contained in the Contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.5%, Variable Annuity payment derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

     For each Portfolio, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the Contract. The Net Investment Factor is described below. More detailed information on the computation of Annuity Unit Values is contained in the Statement of Additional Information.

     NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the net investment performance of a Portfolio from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The Net Investment Factor for any Portfolio for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

          (a) is the net result of:

             (1) the net asset value of an Underlying Fund share held in the Portfolio determined as of the Valuation Date at the end of the Valuation Period, plus

             (2) the per share amount of any dividend or other distribution declared by the Underlying Fund if the "ex-dividend" date occurs during the Valuation Period, plus or minus

             (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Portfolio (no federal income taxes are applicable under present law);

          (b) is the net asset value of the Underlying Fund share held in the Portfolio determined as of the Valuation Date at the end of the preceding Valuation Period; and

          (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and the distribution expenses.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     The Company has primary responsibility for all administration of the Contracts and the Separate Account. The mailing address of the Company's Annuity Service Center is P.O. Box 54299, Los Angeles, California 90054-0299, and its telephone number is (800) 90-VISTA.

     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Participant records; Participant services; calculation of unit values; and preparation of Participant reports.

     Contract statements and transaction confirmations are mailed to Participants at least quarterly. Participants should read their statements and confirmations carefully and verify their accuracy. Questions about periodic statements should be communicated to the Company promptly. The Company will investigate all complaints and make any necessary adjustments retroactively, provided that it has received notice of a potential error within 30 days after the date of the questioned statement. If the Company has not received notice of a potential error within this time, any adjustment shall be made as of the date that the Annuity Service Center receives notice of the potential error.

     The Company will also provide Participants with such additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Participant is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Nonqualified Plans, the cost basis is generally the Purchase Payments, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. Participants, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Participant. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Participant may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Participant with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that each of the Underlying Funds will be managed by its investment adviser in such a manner as to comply with these diversification requirements.

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their Contracts.

QUALIFIED PLANS

     The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Participants, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract or Certificate issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.)

     (A) H.R. 10 PLANS

          Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to Owners may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Purchasers of Contracts or Certificates for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (B) TAX-SHELTERED ANNUITIES

          Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (C) INDIVIDUAL RETIREMENT ANNUITIES

          Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts or Certificates to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (D) CORPORATE PENSION AND PROFIT-SHARING PLANS

          Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to Owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Purchasers of Contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (E) DEFERRED COMPENSATION PLANS -- SECTION 457

          Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an Owner or a Beneficiary.

TAX TREATMENT OF WITHDRAWALS

     QUALIFIED PLANS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and
(6) distributions made to an alternate payee pursuant to a qualified domestic relations order.

     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

     Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract
Value -- Withdrawals (Redemptions)," page 27.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions," page 33) that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirements accounts or certain other plans, subject to limitations set forth in the Code.

     NONQUALIFIED PLANS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches
59 1/2; (2) upon the death of the Owner or Annuitant (as applicable); (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his or her designated Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

     The above information applies to Contracts issued pursuant to Section 457 of the Code, but does not apply to other Qualified Plan Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Plan Contracts.

--------------------------------------------------------------------------------
                    ADDITIONAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

SELECTED FINANCIAL INFORMATION (IN THOUSANDS)

     The following selected financial information of First SunAmerica Life Insurance Company, insofar as it relates to each of the fiscal years 1990-1994, has been derived from audited annual financial statements, including the balance sheets at September 30, 1993 and 1994 and the related statements of income and of cash flows for each of the three years in the period ended September 30, 1994 and the notes thereto appearing elsewhere herein. The information as of and for the nine months ended June 30, 1994 and 1995 has been derived from unaudited financial information which, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the unaudited interim periods.

     This information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations beginning on page 39 and the financial statements and notes thereto included in this prospectus beginning on page 51.

                                                                                                     NINE MONTHS ENDED
                                                        YEARS ENDED SEPTEMBER 30,                         JUNE 30,
                                          ------------------------------------------------------    --------------------
                                           1990       1991        1992        1993        1994        1994        1995
                                          -------    -------    --------    --------    --------    --------    --------
RESULTS OF OPERATIONS
Net investment income..................   $ 1,808    $ 2,155    $  2,368    $  1,161    $  1,892    $  1,325    $  2,140
Net realized investment gains
  (losses).............................        --        944       3,489       1,932         445         365      (1,199)
Variable annuity fee income............        --         --          40         240         382         283         292
General and administrative expenses....      (935)      (973)     (1,224)     (1,066)     (1,040)       (719)       (829)
Amortization of deferred acquisition
  costs................................       (45)      (538)     (2,356)       (220)         --        (225)       (225)
Other income and expenses..............       (21)      (582)        561        (342)         58         (83)        123
                                          -------    -------    --------    --------    --------    --------    --------
PRETAX INCOME..........................       807      1,006       2,878       1,705       1,737         946         302
Income tax expense.....................      (196)      (431)     (1,210)       (829)       (655)       (293)        (94)
                                          -------    -------    --------    --------    --------    --------    --------
INCOME BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING FOR INCOME
  TAXES................................       611        575       1,668         876       1,082         653         208
Cumulative effect of change in
  accounting for income taxes..........        --         --          --          --        (725)       (725)         --
                                          -------    -------    --------    --------    --------    --------    --------
NET INCOME (LOSS)......................   $   611    $   575    $  1,668    $    876    $    357    $    (72)   $    208
                                          =======    =======    ========    ========    ========    ========    ========

                                                             AT SEPTEMBER 30,                           AT JUNE 30,
                                          ------------------------------------------------------    --------------------
                                           1990       1991        1992        1993        1994        1994        1995
                                          -------    -------    --------    --------    --------    --------    --------
FINANCIAL POSITION
Investments............................   $52,898    $68,379    $111,353    $ 85,130    $ 78,928    $ 79,847    $117,337
Variable annuity assets................        --         --       8,836      24,695      26,390      25,789      29,431
Deferred acquisition costs.............     2,000      2,664       1,297       2,540       5,651       3,270       6,562
Deferred income taxes receivable.......        --         --         835       1,031         886       1,301          --
Other assets...........................     2,392      2,166       1,527       3,876       2,282       2,697       2,442
                                          -------    -------    --------    --------    --------    --------    --------
TOTAL ASSETS...........................   $57,290    $73,209    $123,848    $117,272    $114,137    $112,904    $155,772
                                          =======    =======    ========    ========    ========    ========    ========
Reserves for fixed annuity contracts...   $37,743    $53,058    $ 59,400    $ 68,228    $ 66,881    $ 67,522    $103,251
Variable annuity liabilities...........        --         --       8,836      24,695      26,390      25,789      29,431
Other reserves, payables and accrued
  liabilities..........................        33        442      34,690       1,220       1,051       1,392         360
Deferred income taxes..................       835        455          --          --          --          --         855
Shareholder's equity...................    18,679     19,254      20,922      23,129      19,815      18,201      21,875
                                          -------    -------    --------    --------    --------    --------    --------
TOTAL LIABILITIES AND SHAREHOLDER'S
  EQUITY...............................   $57,290    $73,209    $123,848    $117,272    $114,137    $112,904    $155,772
                                          =======    =======    ========    ========    ========    ========    ========

--------------------------------------------------------------------------------
               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS
--------------------------------------------------------------------------------

     The following is management's discussion and analysis of financial condition and results of operations of First SunAmerica Life Insurance Company (the "Company") for the three years in the period ended September 30, 1994.

RESULTS OF OPERATIONS FOR THE FISCAL YEARS 1992, 1993 AND 1994

     INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES totaled $1.1 million in 1994, compared with $0.9 million in 1993 and $1.7 million in 1992. The cumulative effect of the change in accounting for income taxes resulting from the implementation of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," amounted to a nonrecurring non-cash charge of $0.7 million in 1994. Accordingly, net income amounted to $0.4 million in 1994.

     PRETAX INCOME totaled $1.7 million in both 1994 and 1993 and $2.9 million in 1992. The $1.2 million decrease from 1992 to 1993 primarily resulted from lower net investment income and a decline in net realized investment gains, partially offset by decreased amortization of deferred acquisition costs.

     NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities, totaled $1.9 million in 1994, $1.2 million in 1993 and $2.4 million in 1992. These amounts represent net investment spreads of 2.24% on average invested assets (computed on a daily basis) of $84.5 million in 1994, 1.40% on average invested assets of $82.7 million in 1993 and 3.20% on average invested assets of $73.9 million in 1992. The increase in net investment income from 1993 to 1994 resulted from higher levels of average invested assets, an increase in the portfolio yield and reductions in interest rates paid on fixed annuities. The decrease in net investment income from 1992 to 1993 primarily resulted from declines in yield on average invested assets, partially offset by reductions in interest rates paid on fixed annuities.

     Investment income totaled $5.5 million in 1994, $5.1 million in 1993 and $6.5 million in 1992. The $0.4 million increase in 1994 resulted primarily from an increase in overall portfolio yield as the Company reduced its average level of lower-yielding short-term investments. The $1.4 million decrease in investment income in 1993 from that recorded in 1992 resulted primarily from a decline in yield as the Company reallocated funds from higher-yielding mortgage loans to lower-yielding short-term investments. The yield on average invested assets totaled 6.54% in 1994, 6.17% in 1993 and 8.76% in 1992. These yields are computed without considering net realized investment gains. If net realized investment gains were included in the computation, the yields would be 7.06% in 1994, 8.51% in 1993 and 13.48% in 1992. There can be no assurance that the Company will achieve similar yields in future periods.

     Fixed annuity interest expense aggregated $3.6 million in 1994, $3.9 million in 1993 and $4.1 million in 1992. The average rate paid on fixed annuities fell to 5.41% in 1994 from 6.15% in 1993 and 7.28% in 1992. These declines in rates were primarily due to a decline in prevailing interest rates that began during the latter half of fiscal 1992 and continued into the first half of fiscal 1994. This was reflected in a corresponding decline in the average crediting rate on annuity contracts, the majority of which reprice annually as interest rate guarantees are renewed. Average fixed annuity contracts increased to $67.2 million in 1994, from $64.1 million in 1993, and $56.4 million in 1992.

     NET REALIZED INVESTMENT GAINS totaled $0.4 million in 1994, $1.9 million in 1993 and $3.5 million in 1992, and are related to sales of bonds and mortgage-backed securities made to maximize total return.

     VARIABLE ANNUITY FEES are based on the market value of assets supporting variable annuity contracts in separate accounts. Such fees totaled $382,000 in 1994, $240,000 in 1993 and $40,000 in 1992. Variable annuity fees have increased over the last three years principally due to asset growth from the receipt of variable annuity premiums and, during 1993, from increased market values. Variable annuity assets averaged $26.1 million during 1994, $16.5 million during 1993 and $2.8 million during 1992. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $5.7 million in 1994, $14.5 million in 1993 and $8.9 million in 1992. The decline in variable annuity premiums from 1993 to 1994 was principally due to a rising demand for fixed-rate investment options, including the fixed accounts of variable annuities, as prevailing interest rates increased during the latter half of the 1994 fiscal year. The Company has encountered increased competition in the variable annuity marketplace in 1994 and anticipates that the market will remain highly competitive for the foreseeable future.

     SURRENDER CHARGES on fixed and variable annuities totaled $367,000 in 1994, compared with $44,000 in 1993 and $27,000 in 1992. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first five to seven years of the contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $12.9 million in 1994, $2.9 million in 1993 and $2.3 million in 1992. Respectively, these payments represent withdrawal rates of 15.04%, 3.85% and 4.15% on average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $2.4 million in 1994, $0.4 million in 1993 and $0.2 million in 1992. Variable annuity surrenders increased during 1994 due to a declining equities market and increased competition in the marketplace. In addition, fixed annuity surrenders increased from the unusually low rates of prior years to more normal levels during 1994, due to anticipated higher surrenders as the fixed annuity block has aged. Management anticipates that withdrawal rates will remain reasonably stable for the foreseeable future and the Company's investment portfolio has been structured to provide sufficient liquidity for anticipated withdrawals.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $1.0 million in 1994, compared with $1.1 million in 1993 and $1.2 million in 1992, and represent 0.9%, 0.9% and 1.2% of average total assets for fiscal years 1994, 1993 and 1992, respectively. General and administrative expenses remain closely controlled through a company-wide cost containment program.

     AMORTIZATION OF DEFERRED ACQUISITION COSTS decreased during the three-year period, primarily due to the declines in net realized investment gains which are included in gross profits for purposes of computing amortization. There was no amortization in 1994, $0.2 million in 1993 and $2.4 million in 1992.

     INCOME TAX EXPENSE totaled $0.7 million in 1994, $0.8 million in 1993 and $1.2 million in 1992, representing effective tax rates of 38% in 1994, 49% in 1993 and 42% in 1992. The higher tax rate in 1993 reflects the payment of state income taxes relating to net realized investment gains recorded in 1992.

FINANCIAL CONDITION AND LIQUIDITY AT SEPTEMBER 30, 1994

     SHAREHOLDER'S EQUITY decreased by $3.3 million to $19.8 million at September 30, 1994 from $23.1 million at September 30, 1993 as a result of a $3.7 million decline in net unrealized gains and losses on debt and equity securities available for sale, partially offset by net income of $0.4 million realized during 1994.

     TOTAL ASSETS decreased by $3.2 million to $114.1 million at September 30, 1994 from $117.3 million at September 30, 1993 principally due to a decrease in invested assets, partially offset by increases in variable annuity assets and deferred acquisition costs.

     INVESTED ASSETS at year-end totaled $78.9 million in 1994, compared with $85.1 million in 1993. The Company managed all of these investments internally. Invested assets declined by $6.2 million during 1994, primarily due to a $7.6 million increase in net unrealized losses on debt and equity securities available for sale charged directly to shareholder's equity.

     The Company's general investment philosophy is to hold fixed maturity assets for long-term investment. Thus, it does not have a trading portfolio. Effective September 30, 1993, the Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and, accordingly, began to carry its portfolio of bonds and notes that is available for sale (the "Available for Sale Portfolio") at estimated fair value. The remaining portion of its portfolio of bonds and notes is held for investment and is carried at amortized cost.

     BONDS AND NOTES, including those held for investment and the Available for Sale Portfolio (the "Bond Portfolio"), at September 30, 1994, had an aggregate amortized cost that exceeded its fair value by $5.9 million (including net unrealized losses of $5.7 million on the Available for Sale Portfolio). The fair value of the Bond Portfolio was $2.0 million above its aggregate amortized cost at September 30, 1993 (including net unrealized gains of $1.9 million on the Available for Sale Portfolio). The unrealized losses on the Bond Portfolio at September 30, 1994 principally resulted from increases in prevailing interest rates since September 30, 1993 and the corresponding effect on the Bond Portfolio.

     The entire Bond Portfolio at September 30, 1994 was rated by Standard and Poor's Corporation ("S&P"), Moody's Investor Service ("Moody's") or under comparable statutory rating guidelines established by the National Association of Insurance Commissioners ("NAIC") and implemented by either the NAIC or the Company. At September 30, 1994, approximately $57.0 million (at amortized cost) was rated investment grade by one or both of these agencies or under the NAIC guidelines, including $56.0 million of U.S. government/agency securities and mortgage-backed securities ("MBSs").

     At September 30, 1994, the Bond Portfolio included $8.0 million (fair value, $6.8 million) of bonds not rated investment grade by S&P, Moody's or the NAIC. Based on their September 30, 1994 amortized cost, these bonds accounted for 6.9% of the Company's total assets and 9.5% of invested assets.

     Non-investment grade securities generally provide higher yields and involve greater risks than investment grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment grade issuers. In addition, the trading market for these securities is usually more limited than for investment grade securities. The Company intends that its holdings of such securities not exceed current levels, but its policies may change from time to time, including in connection with any possible acquisition. The Company had no material concentrations of non-investment grade securities at September 30, 1994.

     The table on the following page summarizes the Company's rated bonds by rating classification as of September 30, 1994.

                      RATED BONDS BY RATING CLASSIFICATION
                             (DOLLARS IN THOUSANDS)

                                            ISSUES NOT RATED BY S&P (MOODY'S)
                                                    BY NAIC CATEGORY                          TOTAL
      ISSUES RATED BY S&P (MOODY'S)        -----------------------------------  ---------------------------------
-----------------------------------------    NAIC                                          PERCENT OF
   S&P (MOODY'S)    AMORTIZED  ESTIMATED   CATEGORY    AMORTIZED    ESTIMATED   AMORTIZED   INVESTED   ESTIMATED
    CATEGORY(1)       COST     FAIR VALUE    (2)         COST       FAIR VALUE    COST     ASSETS(3)   FAIR VALUE
------------------- ---------  ----------  --------    ---------    ----------  ---------  ----------  ----------
AAA+ to A-
  (Aaa to A3)......  $47,707    $ 43,751       1        $ 3,964       $3,796     $51,671      61.06%    $ 47,547
BBB+ to BBB-
  (Baa1 to Baa3)...    1,235       1,232       2          4,127        3,619       5,362       6.34        4,851
BB+ to BB-
  (Ba1 to Ba3).....      810         810       3              0            0         810       0.96          810
B+ to B-
  (B1 to B3).......    5,299       4,535       4          1,938        1,440       7,237       8.55        5,975
  CCC+ to C
    (Caa to C).....        0           0       5              0            0           0          0            0
D..................        0           0       6              0            0           0          0            0
                     -------     -------                 ------       ------     -------                 -------
Total rated
  issues...........  $55,051    $ 50,328                $10,029       $8,855     $65,080                $ 59,183
                     =======     =======                 ======       ======     =======                 =======

------------------------

(1) S&P rates debt securities in eleven rating categories, from AAA (the highest) to D (in payment default). A plus(+) or minus(-) indicates the debt's relative standing within the rating category. A security rated BBB-or higher is considered investment grade. Moody's rates debt securities in nine rating categories, from Aaa (the highest) to C (extremely poor prospects of attaining real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa or higher is considered investment grade. Issues are categorized based on the higher of the S&P or Moody's rating if rated by both agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P(Moody's) rating groups listed above, with categories 1 and 2 considered investment grade. A substantial portion of the assets in the NAIC categories were rated by the Company based on its implementation of NAIC rating guidelines.

(3) At amortized cost.

     MORTGAGE LOANS aggregated $4.8 million at September 30, 1994 and consisted of 2 first mortgage loans with an average loan balance of approximately $2.4 million, collateralized by properties located in California. Both of these loans were multifamily residential loans to the same borrower. At the time of their purchase by the Company, these mortgage loans had loan-to-value ratios of 75% or less. At September 30, 1994, neither loan was delinquent. No mortgage loans were foreclosed upon during fiscal years 1994, 1993 or 1992.

     ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed maturities that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed maturities are priced over the yield curve and general competitive conditions within the industry. Its portfolio strategy is designed to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.

     The Company designs its fixed-rate products and conducts its investment operations in order to closely match the duration of the assets in its investment portfolio to its annuity obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed maturities. The Company's fixed-rate products incorporate surrender charges or other limitations on when contracts can be surrendered for cash to encourage persistency and discourage withdrawals. Approximately 93% of the Company's fixed annuity reserves had surrender penalties or other restrictions at September 30, 1994.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-maturity assets and liabilities under commonly used stress-test interest rate scenarios. Based on the results of these computer simulations, the investment portfolio has been constructed with a view to maintaining a desired investment spread between the yield on portfolio assets and the rate paid on its reserves under a variety of possible future interest rate scenarios. The cash flow obtained from MBSs helps to maintain the anticipated spread, while providing desired liquidity. At September 30, 1994, the weighted average life of the Company's investments was approximately four-and-one-fourth years and the portfolio had a duration of approximately three-and-one-half years. Weighted average life is defined as the average time to receipt of all principal, incorporating the effects of scheduled amortization and expected prepayments, weighted by book value. Duration is a common measure for the price sensitivity of a fixed-income security or portfolio to changes in interest rates. It is the weighted average time to receipt of all expected cash flows, both principal and interest, including the effects of scheduled amortization and expected prepayments, in which the weight attached to each year of receipt is the proportion of the present value of cash to be received during that year to the total present value of the portfolio.

     INVESTED ASSETS EVALUATION routinely includes a review by the Company of its portfolio of debt securities. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying value of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.

     The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made. If needed, mortgage loan writedowns would be based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of existing cash and short-term investments, reverse repurchase agreements ("Reverse Repo") capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1994, approximately $3.3 million of the Company's Bond Portfolio had an aggregate unrealized gain of $46,000, while approximately $61.8 million had an aggregate unrealized loss of $5.9 million. In addition, the Company's investment portfolio also currently provides approximately $0.9 million of monthly cash flow from scheduled principal and interest payments.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities to maintain a generally competitive market rate. Management would seek to place new funds in investments which were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

RESULTS OF OPERATIONS FOR THE FIRST NINE MONTHS OF FISCAL 1995

     INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES totaled $0.2 million for the first nine months of 1995 ("Fiscal 1995"), compared with $0.7 million for the first nine months of 1994 ("Fiscal 1994"). The cumulative effect of the change in accounting for income taxes resulting from the implementation of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," amounted to a nonrecurring non-cash charge of $0.7 million in the first quarter of the 1994 fiscal year. Accordingly, net loss amounted to $0.1 million in Fiscal 1994.

     PRETAX INCOME totaled $0.3 million in Fiscal 1995, compared with $0.9 million in Fiscal 1994. This decrease primarily resulted from an increase in net realized investment losses, partially offset by an increase in net investment income.

     NET INVESTMENT INCOME increased to $2.1 million in Fiscal 1995 from $1.3 million in Fiscal 1994. These amounts represent net investment spreads of 2.93% on average invested assets (computed on a daily basis) of $97.4 million in Fiscal 1995 and 2.09% on average invested assets of $84.5 million in Fiscal 1994. The increase in net investment income resulted from higher levels of average invested assets and an increase in the portfolio yield, offset slightly by an increase in the average rate paid on fixed annuities.

     Investment income totaled $5.6 million in Fiscal 1995, compared with $4.1 million in Fiscal 1994. This $1.5 million increase resulted from increased yields on higher levels of average invested assets. The yield on average invested assets rose to 7.66% in Fiscal 1995, from 6.41% in Fiscal 1994. These yields are computed without considering net realized investment gains and losses. If net realized investment gains and losses were included in the computation, the yields would be 6.02% in Fiscal 1995 and 6.98% in Fiscal 1994. There can be no assurance that the Company will achieve similar yields in future periods.

     Investment yield has increased as the net cash provided by the Company's operating and financing activities, as well as the cash flows from redemptions and maturities of invested assets, have been invested in higher-yielding securities due to higher average prevailing interest rates relative to the comparable 1994 periods.

     Total interest expense aggregated $3.5 million in Fiscal 1995, compared with $2.7 million in Fiscal 1994. Total interest expense increased primarily because of higher levels of average fixed annuity contracts in force. Average fixed annuity contracts totaled $79.3 million in Fiscal 1995, compared with $67.2 million in Fiscal 1994. Total interest expense also increased because of an increase in the average rate paid on fixed annuity contracts to 5.80% in Fiscal 1995 from 5.43% in Fiscal 1994. The increase in the average rate paid on fixed annuities primarily resulted from the Company increasing its average crediting rate on new fixed annuity contracts relative to those issued in the comparable 1994 periods to maintain a generally competitive market rate.

     NET REALIZED INVESTMENT LOSSES totaled $1.2 million in Fiscal 1995, compared with net realized gains of $0.4 million in Fiscal 1994. Net realized investment losses in 1995 include $0.9 million of net losses realized on $36.8 million of sales of MBSs made to maximize total return. Net gains in 1994 are also associated with sales of MBSs made to maximize total return.

     VARIABLE ANNUITY FEES totaled $0.3 million in both Fiscal 1995 and Fiscal 1994. Variable annuity assets averaged $26.6 million during Fiscal 1995, compared with $25.9 million during Fiscal 1994. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, aggregated $2.9 million since June 30, 1994. Variable annuity premiums declined to $2.3 million in Fiscal 1995 from $5.1 million in Fiscal 1994.

     SURRENDER CHARGES on fixed and variable annuities totaled $0.1 million in Fiscal 1995 and $0.2 million in Fiscal 1994. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $14.0 million in Fiscal 1995 and $7.9 million in Fiscal 1994, and respectively represent 19.1% and 12.2% of average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $1.7 million in Fiscal 1995 and

$1.9 million in Fiscal 1994. Variable annuity surrenders have decreased primarily in response to improved market conditions, offset somewhat by declining surrender charge restrictions, as the policies age, and increased competition in the marketplace. In addition, fixed annuity surrenders have increased in Fiscal 1995 due to a large block of policies coming off surrender charge restrictions. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future and the Company's investment portfolio has been structured to provide sufficient liquidity for anticipated withdrawals.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $0.8 million in Fiscal 1995, compared with $0.7 million in Fiscal 1994. General and administrative expenses remain closely controlled through a company-wide cost containment program, and represent approximately 1% of average total assets.

     INCOME TAX EXPENSE totaled $0.1 million in Fiscal 1995, compared with $0.3 million in Fiscal 1994, representing effective tax rates of 31% in both 1995 and 1994.

FINANCIAL CONDITION AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased by $2.1 million to $21.9 million at June 30, 1995 from $19.8 million at September 30, 1994. This increase primarily reflects a $1.9 million reduction of net unrealized losses on debt and equity securities available for sale charged directly to shareholder's equity and net income of $0.2 million recorded in Fiscal 1995.

     TOTAL ASSETS increased by $41.7 million to $155.8 million at June 30, 1995 from $114.1 million at September 30, 1994, principally due to a $38.4 million increase in invested assets and a $3.0 million increase in the separate account for variable annuities.

     INVESTED ASSETS at June 30, 1995 totaled $117.3 million, compared with $78.9 million at September 30, 1994. This increase primarily resulted from increased sales of fixed annuities and a $4.3 million decrease in net unrealized losses on debt and equity securities available for sale. Sales of fixed annuities totaled $47.5 million at June 30, 1995.

     The Bond Portfolio at June 30, 1995 had an aggregate amortized cost that exceeded its fair value by $1.5 million (consisting entirely of net unrealized losses on the Available for Sale Portfolio). The aggregate amortized cost of the Bond Portfolio was $5.9 million above its fair value at September 30, 1994 (including net unrealized losses of $5.7 million on the Available for Sale Portfolio). The decrease in net unrealized losses on the Bond Portfolio since September 30, 1994 principally resulted from a decrease in prevailing long-term interest rates and the corresponding effect on the fair value of the Bond Portfolio.

     The entire Bond Portfolio at June 30, 1995 was rated by S&P, Moody's or under comparable statutory rating guidelines established by the NAIC and implemented by either the NAIC or the Company. At June 30, 1995, approximately $93.1 million (at amortized cost) was rated investment grade by one or both of these agencies or under the NAIC guidelines, including $92.2 million of U.S. government/agency securities and MBSs.

     At June 30, 1995, the Bond Portfolio included $10.5 million (fair value, $9.6 million) of bonds not rated investment grade by S&P, Moody's or the NAIC. No securities are rated below CCC+ for S&P, Caa for Moody's or Category 4 for the NAIC. Based on their June 30, 1995 amortized cost, these noninvestment grade bonds accounted for 6.7% of the Company's total assets and 8.8% of invested assets.

     SOURCES OF LIQUIDITY continue to be readily available to the Company in the form of existing cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At June 30, 1995, approximately $62.9 million of the Company's Bond Portfolio had an aggregate unrealized gain of $0.8 million, while approximately $40.7 million had an aggregate unrealized loss of $2.3 million. In addition, the Company's investment portfolio also currently provides approximately $1.5 million of monthly cash flow from scheduled principal and interest payments.

--------------------------------------------------------------------------------
                                   PROPERTIES
--------------------------------------------------------------------------------

     The Company's principal office is in leased premises at 733 Third Avenue, 4th Floor New York, New York 10017. The Company, through an affiliate, also leases office space in Los Angeles, California and Torrance, California which is utilized for certain policy administration, recordkeeping and data processing functions.

     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its business.

--------------------------------------------------------------------------------
                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     The directors and executive officers of First SunAmerica Life Insurance Company (the "Company") as of June 30, 1995 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years (if other than their present business occupation).

                                                                                  OTHER POSITIONS AND
                                                                     YEAR            OTHER BUSINESS
                                                                    ASSUMED        EXPERIENCE WITHIN
         NAME           AGE          PRESENT POSITION(S)          POSITION(S)      LAST FIVE YEARS**       FROM-TO
----------------------  ----  ----------------------------------  -----------   ------------------------  ---------
Eli Broad*               62   Chairman, Chief Executive Officer      1994       Cofounded SunAmerica
                              and President of the Company Inc.                 ("SAI") in 1957
                              Chairman, Chief Executive Officer      1986
                              and President of SAI
Jay S. Wintrob*          38   Executive Vice President of the        1991       Senior Vice President     1989-1991
                              Company and SAI                                   (Joined SAI in 1987)
James R. Belardi*        38   Senior Vice President of the           1992       Vice President and        1989-1992
                              Company and Senior Vice President                 Treasurer
                              and Treasurer of SAI                              (Joined SAI in 1986)
Jana W. Greer*           43   Senior Vice President of the           1994       Vice President            1981-1991
                              Company and SAI                                   (Joined SAI in 1974)
Peter McMillan, III*     38   Executive Vice President and Chief     1994       Senior Vice President,    1989-1994
                              Investment Officer of SunAmerica                  SunAmerica Investments,
                              Investments, Inc.                                 Inc.
Gary W. Krat*            48   Senior Vice President of the           1992       Chairman, Royal Alliance   1991 to
                              Company and SAI                                   Associates, Inc.           present
                                                                                Chief Executive Officer,   1990 to
                                                                                Royal Alliance             present
                                                                                Associates, Inc.
                                                                                President, Integrated     1986-1990
                                                                                Resources Equity Corp.
Scott L. Robinson*       49   Senior Vice President and              1991       Vice President and        1986-1991
                              Treasurer of the Company, Senior                  Controller
                              Vice                                              (Joined SAI in 1978)
                              President and Controller of SAI
Lorin M. Fife*           42   Senior Vice President and General      1994       Vice President and        1989-1994
                              Counsel of the Company and Vice                   Associate General
                              President, General Counsel --                     Counsel
                              Regulatory Affairs of SAI                         (Joined SAI in 1989)
Susan L. Harris*         38   Senior Vice President and              1994       Vice President,           1989-1994
                              Secretary of the Company and Vice                 Associate General
                              President, General                                Counsel and Secretary
                              Counsel -- Corporate Affairs and                  (Joined SAI in 1985)
                              Secretary of SAI
N. Scott Gillis          42   Senior Vice President and              1994       Vice President and        1989-1994
                              Controller of the Company                         Controller, SunAmerica
                                                                                Life Companies
                                                                                (Joined SAI in 1985)
Edwin R. Reoliquio       38   Senior Vice President and Actuary      1995       Vice President and        1990-1995
                              of the Company                                    Actuary, SunAmerica
                                                                                Life Companies
Marc H. Gamsin           39   Director                                          Partner, O'Melveny &       1979 to
                                                                                Myers                      present

                                                                                  OTHER POSITIONS AND
                                                                     YEAR            OTHER BUSINESS
                                                                    ASSUMED        EXPERIENCE WITHIN
         NAME           AGE          PRESENT POSITION(S)          POSITION(S)      LAST FIVE YEARS**       FROM-TO
----------------------  ----  ----------------------------------  -----------   ------------------------  ---------
David W. Ferguson        42   Director                                          Partner, Davis Polk &      1980 to
                                                                                Wardwell                   present
Thomas A. Harnett        71   Director                                          Partner, Lane &            1989 to
                                                                                Mitterdorf                 present
Lester Pollack           62   Director                                          Chief Executive Officer,   1986 to
                                                                                Centre Partners, L.P.      present
                                                                                General Partner, Lazard    1986 to
                                                                                Freres & Co.               present
                                                                                Senior Managing            1988 to
                                                                                Director, Corporate        present
                                                                                Partners, L.P.
Richard D. Rohr          69   Director                                          Partner, Bodman, Longley   1958 to
                                                                                & Dahling                  present

---------------

 * Also serves as a director

** Unless otherwise indicated, officers and positions are with SunAmerica Inc.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     All of the executive officers of the Company also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company.

     Based on these allocations, the following table shows the compensation related to the five executive officers of the Company who received the highest allocated compensation during 1994.

  NAME OF INDIVIDUAL OR                                                    ALLOCATED CASH
     NUMBER IN GROUP                 CAPACITIES IN WHICH SERVED             COMPENSATION
-------------------------  ----------------------------------------------- --------------
Eli Broad................  Chairman, Chief Executive Officer and President      11,538
William Palmer...........  Former Vice President                               124,333
Gary W. Krat.............  Senior Vice President                                37,500
Clark P. Manning, Jr.....  Former Senior Vice President and Actuary             16,917
N. Scott Gillis..........  Senior Vice President and Controller                  8,904

     Directors of the Company who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     No shares of the Company are owned by any executive officer or director. The Company is an indirect wholly-owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At August 31, 1995, Mr. Broad was the beneficial owner of 1,162,024 shares of Common Stock (approximately 3.9% of the class outstanding) and 5,914,212 shares of Class B Common Stock (approximately 86.7% of the class outstanding). Of the Common Stock, 93,084 shares represent restricted shares granted under the Company's employee stock plans as to which Mr. Broad has no investment power; 337,500 shares are held by a trust formed by Mr. Broad of which he is a beneficiary; and 692,900 shares represent employee stock options held by Mr. Broad and as to which he has no voting or investment power. Of the Class B Stock, 562,500 shares are held by a trust formed by Mr. Broad of which he is a beneficiary; 21,712 shares are held by a foundation of which Mr. Broad is a director and as to which he has shared voting and investment power; and 1,935,000 shares are registered in the name of a corporation as to which Mr. Broad exercises voting and investment power. At August 31, 1995, all directors and officers as a group beneficially owned 2,141,818 shares of

Common Stock (approximately 7.2% of the class outstanding and 5,914,212 shares of Class B Common Stock (approximately 86.7% of the class outstanding).

--------------------------------------------------------------------------------
                                STATE REGULATION
--------------------------------------------------------------------------------

     The Company is subject to regulation and supervision by the State of New York and the Insurance Commission of the State of New York. Insurance laws establish supervisory agencies with broad administrative and supervisory powers related to granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, regulating the type and amount of investments permitted, limiting the amount of dividends that can be paid without first obtaining regulatory approval and other related matters.

     In recent years, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies. The NAIC has recently approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies. These initiatives include new investment reserve requirements, risk-based capital standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws to govern insurance company investments. Current proposals are still being debated and the Company is monitoring developments in this area and the effects any change would have on the Company.

--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------

     Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, serves as the custodian of the assets of the Separate Account.

--------------------------------------------------------------------------------
                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to their respective total assets or material with respect to the Separate Account.

--------------------------------------------------------------------------------
                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Registration statements have been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements, to all of which reference is hereby made for further information concerning the Separate Account, the General Account, the Company, the Underlying Funds, the Contract and the Certificates. Statements found in this prospectus as to the terms of the Contracts, the Certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

--------------------------------------------------------------------------------
                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     The financial statements of First SunAmerica Life Insurance Company as of September 30, 1994 and 1993 and for each of the three years in the period ended September 30, 1994 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------
               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to the Company at its Annuity Service Center P.O. Box 54299, Los Angeles, California 90054-0299 or (800)90-VISTA. The contents of the Statement of Additional Information are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Performance Data......................................................................    3
Annuity Unit Values; Annuity Payments.................................................    5
Distribution of Contracts.............................................................    7
Financial Statements..................................................................    7

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the Withdrawal Charge will be insufficient to cover the cost of distributing the Contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Portfolios of the Separate Account. The value of the interests of Owners, Participants, Annuitants, payees and Beneficiaries under the variable portion of the Contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS

November 9, 1994

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company

     In our opinion, the accompanying balance sheet and the related income statement and statement of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company at September 30, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As discussed in Note 5, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," in fiscal 1994.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                 BALANCE SHEET



                                                SEPTEMBER 30,     SEPTEMBER 30,       JUNE 30,
                                                    1993              1994              1995
                                                -------------     -------------     -----------
                                                                                    (UNAUDITED)
ASSETS
Investments:
  Cash and short-term investments.............  $ 28,255,000      $ 14,785,000     $ 10,316,000
  Bonds and notes:
     Available for sale, at fair value
       (amortized cost: September 1993,
       $47,741,000; September 1994,
       $61,766,000; June 1995,
       $101,321,000)..........................     49,662,000        56,066,000       99,877,000
     Held for investment, at amortized cost
       (fair value: September 1993,
       $2,421,000; September 1994, $3,117,000;
       June 1995, $2,288,000).................      2,306,000         3,314,000        2,298,000
  Mortgage loans..............................      4,789,000         4,763,000        4,741,000
  Common stocks, at fair value (amortized
     cost: September 1993, $0; June 1995,
     $112,000)................................        118,000                --          105,000
                                                 ------------      ------------     ------------
  Total investments...........................     85,130,000        78,928,000      117,337,000
Variable annuity assets.......................     24,695,000        26,390,000       29,431,000
Accrued investment income.....................        360,000           717,000        1,011,000
Receivable from brokers for sales of
  securities..................................      2,486,000                --               --
Deferred acquisition costs....................      2,540,000         5,651,000        6,562,000
Income taxes currently receivable.............             --                --          476,000
Deferred income taxes.........................      1,031,000           886,000               --
Other assets..................................      1,030,000         1,565,000          955,000
                                                 ------------      ------------     ------------
TOTAL ASSETS..................................   $117,272,000      $114,137,000     $155,772,000
                                                 ============      ============     ============
LIABILITIES AND SHAREHOLDER'S
  EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts........   $ 68,228,000      $ 66,881,000     $103,251,000
  Income taxes currently payable..............        996,000           441,000               --
  Other liabilities...........................        224,000           610,000          360,000
                                                 ------------      ------------     ------------
  Total reserves, payables and accrued
     liabilities..............................     69,448,000        67,932,000      103,611,000
                                                 ------------      ------------     ------------
Variable annuity liabilities..................     24,695,000        26,390,000       29,431,000
                                                 ------------      ------------     ------------
Deferred income taxes.........................             --                --          855,000
                                                 ------------      ------------     ------------
Shareholder's equity:
  Common Stock................................      3,000,000         3,000,000        3,000,000
  Additional paid-in capital..................     14,428,000        14,428,000       14,428,000
  Retained earnings...........................      4,370,000         4,727,000        4,935,000
  Net unrealized gains (losses) on debt and
     equity securities available for sale.....      1,331,000        (2,340,000)        (488,000)
                                                 ------------      ------------     ------------
  Total shareholder's equity..................     23,129,000        19,815,000       21,875,000
                                                 ------------      ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY....   $117,272,000      $114,137,000     $155,772,000
                                                 ============      ============     ============

   The accompanying notes are an integral part of these financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                INCOME STATEMENT

                                                                            NINE MONTHS ENDED
                                     YEARS ENDED SEPTEMBER 30,                  JUNE 30,
                              ---------------------------------------   -------------------------
                                 1992          1993          1994          1994          1995
                              -----------   -----------   -----------   -----------   -----------
                                                                               (UNAUDITED)
Investment income...........  $ 6,472,000   $ 5,101,000   $ 5,527,000   $ 4,062,000   $ 5,598,000
                              -----------   -----------   -----------   -----------   -----------
Interest expense on:
  Fixed annuity contracts...   (4,104,000)   (3,940,000)   (3,635,000)   (2,737,000)   (3,450,000)
  Senior indebtedness.......           --            --            --            --        (8,000)
                              -----------   -----------   -----------   -----------   -----------
Total interest expense......   (4,104,000)   (3,940,000)   (3,635,000)   (2,737,000)   (3,458,000)
                              -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME.......    2,368,000     1,161,000     1,892,000     1,325,000     2,140,000
                              -----------   -----------   -----------   -----------   -----------
NET REALIZED INVESTMENT
  GAINS (LOSSES)............    3,489,000     1,932,000       445,000       365,000    (1,199,000)
                              -----------   -----------   -----------   -----------   -----------
VARIABLE ANNUITY FEE
  INCOME....................       40,000       240,000       382,000       283,000       292,000
                              -----------   -----------   -----------   -----------   -----------
Other income and expenses:
  Surrender charges.........       27,000        44,000       367,000       213,000       140,000
  General and administrative
     expenses...............   (1,224,000)   (1,066,000)   (1,040,000)     (719,000)     (829,000)
  Amortization of deferred
     acquisition costs......   (2,356,000)     (220,000)           --      (225,000)     (225,000)
  Other, net................      534,000      (386,000)     (309,000)     (296,000)      (17,000)
                              -----------   -----------   -----------   -----------   -----------
TOTAL OTHER INCOME AND
  EXPENSES..................   (3,019,000)   (1,628,000)     (982,000)   (1,027,000)     (931,000)
                              -----------   -----------   -----------   -----------   -----------
PRETAX INCOME...............    2,878,000     1,705,000     1,737,000       946,000       302,000
Income tax expense..........   (1,210,000)     (829,000)     (655,000)     (293,000)      (94,000)
                              -----------   -----------   -----------   -----------   -----------
INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN
  ACCOUNTING FOR INCOME
  TAXES.....................    1,668,000       876,000     1,082,000       653,000       208,000
Cumulative effect of change
  in accounting for income
  taxes.....................           --            --      (725,000)     (725,000)           --
                              -----------   -----------   -----------   -----------   -----------
NET INCOME (LOSS)...........  $ 1,668,000   $   876,000   $   357,000   $   (72,000)  $   208,000
                              ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

                                                                                                 NINE MONTHS ENDED
                                                          YEARS ENDED SEPTEMBER 30,                   JUNE 30,
                                                   ---------------------------------------   --------------------------
                                                      1992          1993          1994           1994          1995
                                                   -----------  ------------  ------------   ------------  ------------
                                                                                                    (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)................................. $ 1,668,000  $    876,000  $    357,000   $    (72,000) $    208,000
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
  Interest credited to fixed annuity contracts....   4,104,000     3,940,000     3,635,000      2,737,000     3,450,000
  Net realized investment (gains) losses..........  (3,489,000)   (1,932,000)     (445,000)      (365,000)    1,199,000
  Accretion of net discounts on investments.......     (55,000)      (55,000)      (24,000)        (8,000)     (255,000)
  Amortization of goodwill........................      58,000        58,000        58,000         43,000        43,000
  Provision for deferred income taxes.............  (1,290,000)     (904,000)    1,388,000        112,000       744,000
  Cumulative effect of change in accounting for
    income taxes..................................          --            --       725,000        725,000            --
Change in:
  Deferred acquisition costs......................   1,367,000    (1,243,000)   (1,011,000)      (514,000)   (2,311,000)
  Other assets....................................      35,000        (4,000)      (20,000)       (20,000)       (6,000)
  Income taxes receivable/payable.................     999,000       387,000      (555,000)       153,000      (917,000)
  Other liabilities...............................     158,000      (237,000)      (42,000)        49,000        66,000
Other, net........................................    (626,000)      532,000       (53,000)       (41,000)     (294,000)
                                                   -----------  ------------  ------------   ------------  ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES.........   2,929,000     1,418,000     4,013,000      2,799,000     1,927,000
                                                   -----------  ------------  ------------   ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds and notes available for sale..............          --   (95,150,000)  (67,563,000)   (62,797,000)  (97,306,000)
  Bonds and notes held for investment.............          --            --    (1,019,000)    (1,019,000)           --
  Other bonds and notes........................... (70,715,000)   (2,052,000)           --             --            --
  Common Stock....................................          --            --            --             --      (112,000)
Sales of:
  Bonds and notes available for sale..............          --    60,544,000    50,708,000     50,515,000    45,228,000
  Other bonds and notes...........................  82,392,000            --            --             --            --
  Mortgage loans..................................          --    16,159,000            --             --            --
Redemptions and maturities of:
  Bonds and notes available for sale..............          --     1,583,000     5,791,000      1,776,000    11,578,000
  Bonds and notes held for investment.............          --            --            --             --     1,013,000
  Other bonds and notes...........................  23,450,000            --            --             --            --
  Mortgage loans..................................      70,000        35,000        31,000         24,000        26,000
                                                   -----------  ------------  ------------   ------------  ------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES..  35,197,000   (18,881,000)  (12,052,000)   (11,501,000)  (39,573,000)
                                                   -----------  ------------  ------------   ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on fixed annuity contracts.....   7,107,000     9,105,000     7,840,000      4,452,000    47,457,000
  Net exchanges to the fixed accounts of variable
    annuity contracts.............................      47,000        81,000       572,000        225,000       125,000
  Withdrawal payments on fixed annuity
    contracts.....................................  (2,089,000)   (2,475,000)  (10,504,000)    (6,008,000)  (12,309,000)
  Claims and annuity payments on fixed annuity
    contracts.....................................  (2,045,000)   (2,272,000)   (3,194,000)    (2,408,000)   (2,353,000)
  Net receipts from (repayments of) other
    short-term financings.........................    (111,000)      (27,000)     (145,000)       (30,000)      257,000
                                                   -----------  ------------  ------------   ------------  ------------
NET CASH PROVIDED (USED) BY
  FINANCING ACTIVITIES............................   2,909,000     4,412,000    (5,431,000)    (3,769,000)   33,177,000
                                                   -----------  ------------  ------------   ------------  ------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS.....................................  41,035,000   (13,051,000)  (13,470,000)   (12,471,000)   (4,469,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
  PERIOD..........................................     271,000    41,306,000    28,255,000     28,255,000    14,785,000
                                                   -----------  ------------  ------------   ------------  ------------
CASH AND SHORT-TERM INVESTMENTS AT
  END OF PERIOD................................... $41,306,000  $ 28,255,000  $ 14,785,000   $ 15,784,000  $ 10,316,000
                                                   ===========  ============  ============   ============  ============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Income taxes paid (recovered)................... $ 1,503,000  $  1,149,000  $   (178,000)  $     28,000  $    267,000
                                                   ===========  ============  ============   ============  ============
  Interest paid on indebtedness................... $        --  $         --  $         --   $         --  $      8,000
                                                   ===========  ============  ============   ============  ============

   The accompanying notes are an integral part of these financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL: First SunAmerica Life Insurance Company (the "Company") is a wholly-owned subsidiary of SunAmerica Life Insurance Company (formerly known as Sun Life Insurance Company of America) ("SunAmerica Life"), which in turn is a wholly-owned subsidiary of SunAmerica Inc. Certain items have been reclassified to conform to the current year's presentation.

     The interim financial information is unaudited; however, in the opinion of the Company, the interim information includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of twelve months or less and are considered cash equivalents for purposes of reporting cash flows. Bonds and notes available for sale and common stocks are carried at aggregate market value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. It is management's intent, and the Company has the ability, to hold the remainder of bonds and notes until maturity, and, therefore, these investments are carried at amortized cost. Bonds and notes, whether available for sale or held for investment, are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependant upon future events. Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, over the estimated lives of the contracts in relation to the present value of estimated gross profits, which are composed of net interest income, net realized investment gains and losses, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs which vary with, and are primarily related to, the production or acquisition of new business.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in unrealized net gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. At September 30, 1994, deferred acquisition costs have been increased by $2,100,000 for this adjustment.

     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in a separate account. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fee Income in the income statement.

     GOODWILL: Goodwill, amounting to $937,000 at September 30, 1994, is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

     FEE INCOME: Variable annuity fees are recognized as earned on a daily basis.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

2. INVESTMENTS

     The amortized cost and estimated fair value of bonds and notes available for sale and held for investment by major category follow:

                                                                   AMORTIZED       ESTIMATED
                                                                     COST         FAIR VALUE
                                                                  -----------     -----------
AT SEPTEMBER 30, 1994:
AVAILABLE FOR SALE:
  Securities of the United States government....................  $39,775,000     $36,398,000
  Mortgage-backed securities....................................   13,943,000      12,883,000
  Corporate bonds and notes.....................................    8,048,000       6,785,000
                                                                  -----------     -----------
     Total available for sale...................................  $61,766,000     $56,066,000
                                                                  ===========     ===========
HELD FOR INVESTMENT:
  Securities of the United States government....................  $ 2,301,000     $ 2,102,000
  Corporate bonds and notes.....................................    1,013,000       1,015,000
                                                                  -----------     -----------
     Total held for investment..................................  $ 3,314,000     $ 3,117,000
                                                                  ===========     ===========
AT SEPTEMBER 30, 1993:
AVAILABLE FOR SALE:
  Securities of the United States government....................  $27,757,000     $28,998,000
  Mortgage-backed securities....................................   19,984,000      20,664,000
                                                                  -----------     -----------
     Total available for sale...................................  $47,741,000     $49,662,000
                                                                  ===========     ===========
HELD FOR INVESTMENT:
  Securities of the United States government....................  $ 2,306,000     $ 2,421,000
                                                                  ===========     ===========

     The amortized cost and estimated fair value of bonds and notes available for sale and held for investment by contractual maturity follow:

                                                                   AMORTIZED       ESTIMATED
                                                                     COST         FAIR VALUE
                                                                  -----------     -----------
AT SEPTEMBER 30, 1994:
AVAILABLE FOR SALE:
  Due in one year or less.......................................  $        --     $        --
  Due after one year through five years.........................           --              --
  Due after five years through ten years........................    8,048,000       6,785,000
  Due after ten years...........................................   39,775,000      36,398,000
  Mortgage-backed securities....................................   13,943,000      12,883,000
                                                                  -----------     -----------
     Total available for sale...................................  $61,766,000     $56,066,000
                                                                  ===========     ===========
HELD FOR INVESTMENT:
  Due in one year or less.......................................  $        --     $        --
  Due after one year through five years.........................    1,013,000       1,015,000
  Due after five years through ten years........................    2,301,000       2,102,000
  Due after ten years...........................................           --              --
  Mortgage-backed securities....................................           --              --
                                                                  -----------     -----------
     Total held for investment..................................  $ 3,314,000     $ 3,117,000
                                                                  ===========     ===========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

2. INVESTMENTS (CONTINUED)
     Actual maturities of bonds and notes will differ from those shown above because of prepayments and redemptions.

     Gross unrealized gains and losses on bonds and notes available for sale and held for investment by major category follow:

                                                                     GROSS           GROSS
                                                                   UNREALIZED     UNREALIZED
                                                                     GAINS          LOSSES
                                                                   ----------     -----------
AT SEPTEMBER 30, 1994:
AVAILABLE FOR SALE:
  Securities of the United States government.....................  $       --     $(3,377,000)
  Mortgage-backed securities.....................................          --      (1,060,000)
  Corporate bonds and notes......................................      36,000      (1,299,000)
                                                                   ----------     -----------
          Total available for sale...............................  $   36,000     $(5,736,000)
                                                                   ==========     ===========
HELD FOR INVESTMENT:
  Securities of the United States government.....................  $    8,000     $  (207,000)
  Corporate bonds and notes......................................       2,000              --
                                                                   ----------     -----------
          Total held for investment..............................  $   10,000     $  (207,000)
                                                                   ==========     ===========
AT SEPTEMBER 30, 1993:
AVAILABLE FOR SALE:
  Securities of the United States government.....................  $1,241,000     $        --
  Mortgage-backed securities.....................................     680,000              --
                                                                   ----------     -----------
          Total available for sale...............................  $1,921,000     $        --
                                                                   ==========     ===========
HELD FOR INVESTMENT:
  Securities of the United States government.....................  $  115,000     $        --
                                                                   ==========     ===========

     At September 30, 1993, gross unrealized gains on equity securities aggregated $118,000.

     Gross realized investment gains and losses on sales of all types of investments are as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                        --------------------------------------
                                                          1994          1993           1992
                                                        --------     ----------     ----------
Bonds and notes:
Available for sale:
  Realized gains......................................  $644,000     $2,157,000     $       --
  Realized losses.....................................  (199,000)      (225,000)            --
Other bonds and notes:
  Realized gains......................................        --             --      3,594,000
  Realized losses.....................................        --             --       (105,000)
                                                        --------     ----------     ----------
          Total net realized investment gains.........  $445,000     $1,932,000     $3,489,000
                                                        ========     ==========     ==========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

2. INVESTMENTS (CONTINUED)
     The sources and related amounts of investment income are as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                       ----------------------------------------
                                                          1994           1993           1992
                                                       ----------     ----------     ----------
Short-term investments...............................  $  685,000     $1,120,000     $  899,000
Bonds and notes......................................   4,341,000      3,220,000      3,355,000
Mortgage loans.......................................     501,000        761,000      2,218,000
                                                       ----------     ----------     ----------
          Total investment income....................  $5,527,000     $5,101,000     $6,472,000
                                                       ==========     ==========     ==========

     Expenses incurred to manage the investment portfolio amounted to $102,000 for the year ended September 30, 1994, $84,000 for the year ended September 30, 1993, and $69,000 for the year ended September 30, 1992, and are included in General and Administrative Expenses in the income statement.

     The carrying values of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity are as follows:

                                                                                SEPTEMBER 30,
                                                                                    1994
                                                                                -------------
Short-term investments:
  Great Western Bank Commercial Paper.........................................   $ 3,993,000
  Columbia HCA Commercial Paper...............................................     3,986,000
  Lehman Treasury Fund........................................................     2,996,000
  Consumer Portfolio Services Senior Secured Loan.............................     2,000,000
Mortgage loans:
  Hyman & Rose Shulman Family Trust...........................................     4,763,000
                                                                                ============

     At September 30, 1994, bonds and notes included $8,047,000 (at amortized cost, with fair value of $6,785,000) of investments not rated investment grade by either Standard & Poor's Corporation, Moody's Investors Service or under National Association of Insurance Commissioners' guidelines. The Company had no material concentrations of noninvestment grade assets at September 30, 1994.

     At September 30, 1994, there are no investments in default as to the payment of principal or interest.

     At September 30, 1994, $257,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to the reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates and further discounting for current market factors.

     VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

     RECEIVABLE FROM BROKERS FOR SALES OF SECURITIES: Such assets represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The estimated fair values of the Company's financial instruments at September 1994 and 1993, compared with their respective carrying values are as follows:

                                                                   CARRYING          FAIR
                                                                     VALUE           VALUE
                                                                  -----------     -----------
1994:
Assets:
  Cash and short-term investments...............................  $14,785,000     $14,785,000
  Bonds and notes...............................................   59,380,000      59,183,000
  Mortgage loans................................................    4,763,000       4,763,000
  Variable annuity assets.......................................   26,390,000      26,390,000
Liabilities:
  Reserves for fixed annuity contracts..........................   66,881,000      64,626,000
  Variable annuity liabilities..................................   26,390,000      25,476,000
                                                                  ===========     ===========
1993:
Assets:
  Cash and short-term investments...............................  $28,255,000     $28,255,000
  Bonds and notes...............................................   51,968,000      52,083,000
  Mortgage loans................................................    4,789,000       4,789,000
  Variable annuity assets.......................................   24,695,000      24,695,000
  Receivable from brokers for sales of securities...............    2,486,000       2,486,000
Liabilities:
  Reserves for fixed annuity contracts..........................   68,228,000      65,897,000
  Variable annuity liabilities..................................   24,695,000      23,612,000
                                                                  ===========     ===========

4. SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At September 30, 1994, 1993 and 1992, 300 shares are outstanding.

     Changes in shareholder's equity are as follows:

                                                             YEARS ENDED SEPTEMBER 30,
                                                     -----------------------------------------
                                                        1994            1993           1992
                                                     -----------     ----------     ----------
RETAINED EARNINGS:
  Beginning balance................................  $ 4,370,000     $3,494,000     $1,826,000
  Net income.......................................      357,000        876,000      1,668,000
                                                     -----------     ----------     ----------
  Ending balance...................................  $ 4,727,000     $4,370,000     $3,494,000
                                                     ===========     ==========     ==========
NET UNREALIZED INVESTMENT GAINS (LOSSES):
  Beginning balance................................    1,331,000             --             --
  Excess of market value over amortized cost on
     debt and equity securities available for
     sale..........................................           --      2,039,000             --
  Change in net unrealized gains (losses) on debt
     and equity securities available for sale......   (7,739,000)            --             --
Adjustment to deferred acquisition costs...........    2,100,000             --             --
Tax effect of net change...........................    1,968,000       (708,000)
                                                     -----------     ----------     ----------
  Ending balance...................................  $(2,340,000)    $1,331,000     $       --
                                                     ===========     ==========     ==========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

4. SHAREHOLDER'S EQUITY (CONTINUED)
     For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, nor if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in fiscal years 1994, 1993 or 1992.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1994 was $814,000. The statutory net loss for the year ended December 31, 1993 was $597,000 and for the year ended December 31, 1992 statutory net income was $325,000. The Company's statutory capital and surplus was $16,231,000 at September 30, 1994, $15,623,000 at December 31, 1993 and
$16,496,000 at December 31, 1992.

5. INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                                       NET
                                                     REALIZED
                                                    INVESTMENT
                                                      GAINS        OPERATIONS         TOTAL
                                                    ----------     -----------     -----------
1994:
Currently payable.................................  $  121,000     $  (854,000)    $  (733,000)
Deferred..........................................      65,000       1,323,000       1,388,000
                                                    ----------     -----------     -----------
          Total income tax expense................  $  186,000     $   469,000     $   655,000
                                                    ==========     ===========     ===========
1993:
Currently payable.................................  $1,091,000     $   642,000     $ 1,733,000
Deferred..........................................     (46,000)       (858,000)       (904,000)
                                                    ----------     -----------     -----------
          Total income tax expense................  $1,045,000     $  (216,000)    $   829,000
                                                    ==========     ===========     ===========
1992:
Currently payable.................................  $1,407,000     $ 1,093,000     $ 2,500,000
Deferred..........................................          --      (1,290,000)     (1,290,000)
                                                    ----------     -----------     -----------
          Total income tax expense................  $1,407,000     $  (197,000)    $ 1,210,000
                                                    ==========     ===========     ===========

     Income taxes computed at the United States federal income tax rate of 35% for 1994, 34.75% for 1993 and 34% for 1992 and income taxes provided differ as follows:

                                                               YEARS ENDED SEPTEMBER 30,
                                                          ------------------------------------
                                                            1994         1993          1992
                                                          --------     --------     ----------
Amount computed at statutory rate.......................  $608,000     $592,000     $  978,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases
     of net assets acquired.............................    10,000      (20,000)       (19,000)
  State income taxes, net of federal tax benefit........    36,000      250,000        238,000
  Other, net............................................     1,000        7,000         13,000
                                                          --------     --------     ----------
Total income tax expense................................  $655,000     $829,000     $1,210,000
                                                          ========     ========     ==========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

5. INCOME TAXES (CONTINUED)
     Effective October 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Accordingly, the cumulative effect of this change in accounting for income taxes was recorded during the quarter ended December 31, 1993 to decrease the asset for deferred income taxes by $725,000. Also in accordance with the new pronouncement, the Company reclassified deferred tax liabilities associated with unrealized gains on certain debt and equity securities credited directly to shareholder's equity, which liabilities previously had been netted against the carrying values of the related securities, to the asset for deferred income taxes, decreasing that asset by $708,000 at September 30, 1993.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the asset for deferred income taxes are as follows:

                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                    1994              1993
                                                                -------------     -------------
Deferred tax assets:
  Contractholder reserves.....................................   $   659,000       $   691,000
  State income taxes..........................................        79,000            79,000
  Deferred income.............................................            --           975,000
  Net unrealized losses on certain debt and equity
     securities...............................................     1,260,000                --
                                                                 -----------       -----------
  Total deferred tax assets...................................     1,998,000         1,745,000
                                                                 -----------       -----------
Deferred tax liabilities:
  Investments.................................................       (45,000)          (20,000)
  Deferred acquisition costs..................................    (1,026,000)         (710,000)
  Net unrealized gains on certain debt and equity
     securities...............................................            --          (708,000)
  Other.......................................................       (41,000)           (1,000)
                                                                 -----------       -----------
  Total deferred tax liabilities..............................    (1,112,000)       (1,439,000)
                                                                 -----------       -----------
Net deferred tax asset (pro forma at September 30, 1993)......       886,000           306,000
Cumulative effect of change in accounting for income taxes
  recorded in the first quarter 1994..........................            --           725,000
                                                                 -----------       -----------
Deferred income taxes, per balance sheet......................   $   886,000       $ 1,031,000
                                                                 ===========       ===========

6. RELATED PARTY MATTERS

     The Company pays commissions to two affiliated companies, Royal Alliance Associates, Inc. ("Royal") and SunAmerica Securities, Inc. ("SAS"). These broker-dealers represent a significant portion of the Company's business. During the year ended September 30, 1994, commissions paid to Royal and SAS totaled $249,000 and $77,000, respectively, and during the year ended September 30, 1993, such commission payments totaled $640,000 and $93,000, respectively. Commissions paid to Royal totaled $361,000 during 1992. No commissions were paid to SAS in 1992. During 1992, the Company began sharing office space and expenses with Royal. Occupancy and office services expenses paid to Royal totaled $122,000 for the year ended September 30, 1994, $135,000 for the year ended September 30, 1993 and $110,000 for the year ended September 30, 1992.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

6. RELATED PARTY MATTERS (CONTINUED)
     The Company purchases administrative, investment management, accounting, data processing and programming services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $706,000 for the year ended September 30, 1994, $586,000 for the year ended September 30, 1993 and $501,000 for the year ended September 30, 1992.

     During the year ended September 30, 1993, the Company sold to SunAmerica Life two mortgage loans for cash equal to their aggregate book value of $16,547,000.

                                   APPENDIX A

        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1 -- SEPARATE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The Initial Purchase Payment was $10,000, allocated solely to one Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 2nd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Portfolio ($12,000 - $10,000 = $2,000) are not subject to the Withdrawal Charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to the Withdrawal Charge applicable during the 2nd Contribution Year (5%, from the Withdrawal Charge Table on page 20).

          (3) The amount of the Withdrawal Charge is .05 X $10,000 = $500.

          (4) The amount of the full surrender is $12,000 - $500 = $11,500.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reason as given in Step 1 of Example A, above, $2,000 can be withdrawn free of the Withdrawal Charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a Withdrawal Charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the Withdrawal Charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled Withdrawal Charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the Withdrawal Charge applicable during the 2nd Contribution Year (5%).

          (4) The amount of the Withdrawal Charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          Withdrawal Charge = ($1,000/0.95) - $1,000
                            = $52.63

     In this example, in order for the Owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the Withdrawal Charge calculated above.

     Examples C and D assume the following:

          (1) The Initial Purchase Payment was $20,000, allocated solely to one Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 2nd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Portfolio ($21,500 - $20,000 = $1,500) are not subject to the Withdrawal Charge.

          (2) An Additional Free Withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the Withdrawal Charge, so that

          (3) The maximum partial withdrawal without Withdrawal Charge is the sum of the Earnings and the Additional Free Withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                  EXAMPLE C:

          (1) The Owner's Contract Value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the Withdrawal Charge is the original $20,000 (Additional Free Withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the Withdrawal Charge).

          (3) The amount of the Withdrawal Charge is .05 X $20,000 = $1,000.

          (4) The amount of the full surrender is $19,500 - $1,000 = $18,500.

PART 2 -- GENERAL ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

     The Market Value Adjustment Factor appearing on page 17 of the prospectus and reproduced here for convenience is:
                       [(1 + I)/(1 + J + 0.0025)]N/12 -1

where

     I    is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     These examples assume the following:

          (1) An initial Purchase Payment of $10,000 was made and allocated to a ten year Guarantee Period with a Guarantee Rate of 7% (.07);

          (2) a partial withdrawal of $4,000 is requested 2 1/2 years (30 months) from the expiration date (i.e., N = 30);

          (3) the accumulated value attributable to the Purchase Payment (i.e., the Guarantee Amount) on the date of withdrawal is $16,341.78 at each anniversary; and

          (4) no transfers, additional Purchase Payments, or other withdrawals have been made.

     The Guarantee Amount of $16,341.78 reflects deductions for Contract Administration Charges at each anniversary. Since the withdrawal is effected in the Purchase Payment's 7th Contribution Year, no Withdrawal Charge is applicable (See the table on page 20 of the prospectus).

    EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years (2 1/2 years rounded up to the next full year) is 8%:

          The MVA factor =  [(1 + I)/(1 + J + .0025)]N/12 -1

                       =  [(1.07)/(1.08 + .0025)](30/12) -1

                       =  (0.988453)2.5 -1

                       =  0.971381 -1

                       =  -0.028619

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                     MVA = $4,000 X (-0.028619) = -$114.48

          $114.48 represents the MVA that will be deducted from the remaining accumulated value.

    EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years is 6%:

          The MVA factor =  [(1 + I)/(1 + J + .0025)]N/12 -1

                       =  [(1.07)/(1.06 +.0025)](30/12) -1

                       =  (1.007059)2.5 -1

                       =  1.017741-1

                       =  +0.017741

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                          $4,000 X 0.017741 = +$70.96

          $70.96 represents the MVA that would be added to the amount withdrawn.

PART 3 -- GENERAL ACCOUNT -- EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE

     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the Guarantee Period (i.e., N = 54). The Guarantee Amount on the date of withdrawal is $14,329.65 (after reduction of the Contract Administration Charge of $30, since the withdrawal is not on a Contract anniversary). As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of Withdrawal Charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable Withdrawal Charge, from the table on page 20 of the prospectus, is 2% or $200.

     EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 8%:

          The MVA factor = [(1 + I)/(1 + J + .0025)]N/12 -1

                       = [(1.07)/(1.08 + .0025)](54/12) -1

                       = (0.988453)4.5 -1

                       = 0.949077-1

                       = -0.050923

          The Withdrawal Charge of $200 is applied first; the MVA factor is applied against the remaining Guarantee Amount:

          MVA = ($14,329.65 - $200) X (-0.050923) = -$719.52

          The net amount available upon withdrawal is the Guarantee Amount reduced by the Withdrawal Charge, the MVA and the Contract Administration
     Charge:

          $14,329.65 - $200 - $719.52 - $30 = $13,380.13

     EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 6%:

          The MVA factor = [(1 + I)/(1 + J + .0025)]N/12 - 1

                         = [(1.07)/(1.06 + .0025)](54/12) - 1

                         = (1.007059)4.5 - 1

                         = 1.032159 - 1

                         = +0.032159

          The MVA is:

           ($14,329.65 - $200) X (+0.032159) = +$454.40

          And the net amount available upon surrender is:

           $14,329.65 - $200 + $454.40 - $30 = $14,554.05

------------------------------
------------------------------
------------------------------                                           Stamp

                       FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

Please forward a copy, without charge, of the Statement of Additional Information concerning the Vista Capital Advantage to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date:                            Signed:
      --------------------------         -------------------------------------

                                              As Filed Pursuant to Rule 497(c)
                                              File Nos. 33-81470 and 811-2624



                       STATEMENT OF ADDITIONAL INFORMATION

                             Vista Capital Advantage
                  Fixed and Variable Deferred Annuity Contracts

                         FS VARIABLE ANNUITY ACCOUNT TWO

               Depositor: FIRST SUNAMERICA LIFE INSURANCE COMPANY








This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299




         THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                              December 1, 1995

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Performance Data .........................................................   3

Annuity Unit Values; Annuity Payments ....................................   5

Distribution of Contracts ................................................   7

Financial Statements .....................................................   7

                                    PERFORMANCE DATA

         Performance data for the various Portfolios are computed in the manner described below.


Money Market Portfolio

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV-SV)/(SV)

where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the Underlying Fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the sum of (a) the portion of the annual Mortality and Expense Risk and Distribution Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365), and (b) a prorated portion of the annual Contract Administration Charge of $30 per Contract. The Contract Administration Charge is first allocated among the Portfolios and the General Account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of Participants' Accounts that have money allocated to that Portfolio. The Contract Administration Charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

         Current Yield = (Base Period Return) x (365/7)

         The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

             Effective Yield = [(Base Period Return + 1)(365/7) - 1]

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

         The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Participant's Account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Portfolios

         The Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

         Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                  P(1+T)(n) = ERV

         where:   P =      a hypothetical initial payment of $1,000
                  T =      average annual total return
                  n =      number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

         The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Administration Charge on a particular Participant's Account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                     ANNUITY UNIT VALUES; ANNUITY PAYMENTS


Net Investment Factor

         The Net Investment Factor ("NIF") for a Portfolio for a given Valuation Period is a measure of the net investment performance of the Portfolio from the end of the prior Valuation Period to the end of the given Period. A NIF of 1.000 for a Period results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the Underlying Fund in which the Portfolio invests; it is also reduced by Separate Account expense charges.


         Illustrative Example

         Assume that one share of a given Portfolio's Underlying Fund had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The NIF for the Valuation Period (ending on Tuesday's close of the NYSE) is:

             NIF  = ($11.46/$11.44) - 0.00003809

                  = 1.00174825 - 0.00003809

                  = 1.00171016

         The amount subtracted from the ratio of the two net asset values (0.00003809) is the daily equivalent of the annual asset charge against the Portfolio of 1.40%.


Annuity Unit Value

         Illustrative Example

         The change in Annuity Unit value for a Portfolio from one Valuation Date to the next is determined in part by multiplying the Annuity Unit value on the prior date by the Net Investment Factor for that Portfolio for that Valuation Period. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the Net Investment Factor) were equal to the assumed investment rate, the Variable Annuity payments should remain constant (i.e., the Annuity Unit value should not change). The daily factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                  1/[(1.035)((1/365))] = 0.99990575

         In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on Monday, the Annuity Unit value on Tuesday would have been:

                  $10.103523 x 1.00171016 x 0.99990575 = $10.119848


Variable Annuity Payments

         Illustrative Example

         Assume that a male, O, owns a Contract in connection with which O has allocated all of his Contract Value to a single Portfolio. O is also the sole Annuitant and, at age 60, has elected to annuitize his Contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last Valuation Date preceding the Annuity Date, O's Contract was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., O's Contract Value at that Date is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio at the same Date is $13.256932, and that the Annuity Unit value on the Valuation Date immediately prior to the second annuity payment date is $13.327695.

         O's first Variable Annuity payment is determined from the annuity rate tables in O's Contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied Contract Value, O's first Variable Annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing O's Contract Value by $1,000:

                  First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

         The number of O's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Contract Value to another Portfolio) is also determined at this time and is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

                  Annuity Units = $630.95/$13.256932 = 47.593968

         O's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                  Second Payment = 47.593968 x $13.327695 = $634.32

         The third and subsequent Variable Annuity payments are computed in a manner similar to the second Variable Annuity payment.

         Note that the amount of the first Variable Annuity payment depends on the Contract Value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Period. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Period (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Period is reflected in continuing changes during the Annuity Period in the Annuity Unit value, which determines the amounts of the second and subsequent Variable Annuity payments.

                            DISTRIBUTION OF CONTRACTS

         The Contracts are offered through the distributor for the Separate Account, Vista Broker Dealer Services, Inc., located at 125 West 55th Street, New York, New York 10019. Vista Broker Dealer Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

         Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

         The audited financial statements of the Company as of September 30, 1994 and 1993 and for each of the three years in the period ended September 30, 1994 are presented in the prospectus. In addition, the unaudited financial statements of the Company as of June 30, 1995 and for the nine months ended June 30, 1995 and 1994 are also presented in the prospectus. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts.

         As of the date of this Statement of Additional Information the sale of Contracts had not commenced, and the Portfolios had no assets. Therefore, no financial statements with respect to the Separate Account are presented in this Statement of Additional Information.

         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements of the Company as of September 30, 1994 and 1993 and for each of the three years in the period ended September 30, 1994 have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The unaudited financial statements as of June 30, 1995 and for the nine months ended June 30, 1995 and 1994 have been derived from unaudited financial information and which, in the opinion of management, include all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of the results for the unaudited interim periods.